HIGHLAND INCOME FUND

Filed Pursuant to Rule 497(c)

Registration Statement No. 333-219103

PROSPECTUS SUPPLEMENT

(To Prospectus dated July 1, 2019)

$135,000,000

5,400,000 Shares

5.375% Series A Cumulative Preferred Shares

(Liquidation Preference $25.00 per share)

Highland Income Fund (the “Trust”) is offering 5,400,000 shares of 5.375% Series A Cumulative Preferred Shares, par value $0.001 per share (the “Series A Preferred Shares”). Investors in Series A Preferred Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Fund’s Board of Trustees, out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum of the $25.00 per share liquidation preference on the Series A Preferred Shares. Dividends and distributions on Series A Preferred Shares will be payable quarterly on March 31, June 30, September 30 and December 31 in each year commencing on September 30, 2019. The Series A Preferred Shares will rank on parity with our any future preferred shares and senior to our common shares with respect to dividend and distribution rights and rights upon our liquidation.

The Series A Preferred Shares are redeemable at our option on or after September 30, 2024 and are subject to mandatory redemption by us in certain circumstances. See “Special Characteristics and Risks of the Series A Preferred Shares — Redemption.”

The Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital.

The Trust seeks to achieve its objective by primarily investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to the Trust.

Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “HFRO”. On July 26, 2019, the last reported sale price of our common shares was $13.50. The net asset value of the Trust’s common shares at the close of business on July 26, 2019 was $14.33 per share. As of the date hereof, the Trust has outstanding 71,872,584 common shares.

Application has been made to list the Series A Preferred Shares on the NYSE. If the application is approved, the Series A Preferred Shares are expected to commence trading on the NYSE under the symbol “HFRO Pr A” within thirty days of the date of issuance.

An investment in the Trust is not appropriate for all investors. We cannot assure you that the Trust’s investment objective will be achieved. You should read this prospectus supplement (the “Prospectus Supplement”) and the accompanying prospectus (the “Prospectus”) before deciding whether to invest in Series A Preferred Shares and retain them for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-877- 665-1287 or by writing to the Trust or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Investing in Series A Preferred Shares involves certain risks that are described in the “Special Characteristics and Risks of the Series A Preferred Shares” section of this Prospectus Supplement and the “Principal Risks of the Trust” section beginning on page 39 of the accompanying Prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share	Total(2)
Public offering price	$25.00	$135,000,000
Underwriting discounts and commissions	$0.7875	$4,252,500
Proceeds, before expenses, to the Trust (1)	$24.2125	$130,747,500

(1)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $500,000.
(2)

We have granted the underwriters an option exercisable for a period of 30 days from the date of this prospectus supplement to purchase up to 810,000 additional shares of Series A Preferred Shares at the public offering price, less the underwriting discount, to cover over-allotments, if any. If the underwriters exercise the option in full, the total underwriting discounts and commissions will be $4,890,375, and the total proceeds, before expenses, to us will be $150,359,625.

The underwriters are expected to deliver the Series A Preferred Shares in book-entry form through the Depository Trust Company on or about August 1, 2019.

Morgan Stanley

Jefferies

The date of this Prospectus Supplement is July 29, 2019.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Trust nor the underwriters have authorized anyone to provide you with different information. The Trust is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Trust,” “us,” “our” and “we” refer to The Highland Income Fund, a Massachusetts business trust. This Prospectus Supplement and the accompanying Prospectus also include trademarks owned by other persons.

Prospectus Supplement

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Base Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements relate to future events or the Trust’s future financial performance. Forward-looking statements can generally be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions in forward-looking statements include the Trust’s ability to acquire or originate new investments and to achieve certain margins and levels of profitability. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement should not be regarded as a representation by the Trust that its plans or objectives will be achieved.

There are a number of important risks and uncertainties that could cause the Trust’s actual results to differ materially from those indicated by such forward-looking statements. These risks include, but are not limited to, the following:

•	Investment risk;

•	Changes in interest rates;

•	Risks associated with investing in high yield securities (also known as “junk securities”), senior loans and other debt and equity securities;

•	Risks of investing in obligations of stressed, distressed and bankrupt issuers;

•	Risk associated with investments in REITs;

•	Risks associated with the Trust’s use of leverage;

•	Derivatives and structured finance securities risk; and

•	Market risk generally.

For a discussion of these and additional risks as well as other factors that could cause the Trust’s actual results to differ from forward-looking statements contained in this Prospectus Supplement, the Base Prospectus and the SAI, please see the discussion under “Principal Risks of the Trust.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus Supplement, the Base Prospectus and the SAI relate only to events as of the date on which the statements are made. The Trust undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus Supplement, the Base Prospectus and the SAI, except as required by federal securities laws.

The forward-looking statements contained in this Prospectus Supplement, the Base Prospectus and the SAI excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and the forward looking statements contained in our periodic reports are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

SUMMARY OF THE TERMS OF THE SERIES A PREFERRED SHARES

This Prospectus Supplement sets forth certain terms of the Series A Preferred Shares that we are offering pursuant to this Prospectus Supplement and the accompanying Prospectus that is attached to the back of this Prospectus Supplement. This section outlines certain specific legal and financial terms of the Series A Preferred Shares that are more generally described under the headings “Special Characteristics and Risks of the Series A Preferred Shares” and “Description of the Series A Preferred Shares” herein and in the accompanying Prospectus under the heading “Description of Capital Structure.” Capitalized terms used in this Prospectus Supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying Prospectus or in the Statement of Preferences (as defined herein) governing and establishing the terms of the Series A Preferred Shares.

The Trust

Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund) is a closed-end, non-diversified management investment company organized as a Massachusetts business trust on June 28, 2017. Throughout this Prospectus Supplement, we refer to Highland Income Fund as the “Trust” or as “we.”

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. See the accompanying Prospectus under the heading “Investment Objective and Policies” for additional information. Highland Capital Management Fund Advisors, L.P. (the “Adviser”) serves as investment adviser to the Trust.

The Trust’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (the “NYSE”) under the symbol “HFRO”. On July 26, 2019, the last reported sale price of our common shares was $13.50. The net asset value of the Trust’s common shares at the close of business on July 26, 2019 was $14.33 per share. As of the date hereof, the Trust has outstanding 71,872,584 common shares. As of June 30, 2019, the net assets of the Trust attributable to its common shares were $1,037,528,378.

Securities Offered	5,400,000 shares of 5.375% Series A Cumulative Preferred Shares (the “Series A Preferred Shares”). Series A Preferred Shares shall constitute a separate series of preferred shares of the Trust.

Dividend Rate	Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.375% of the $25.00 per share liquidation preference on the Series A Preferred Shares.

Dividend Payment Date	Holders of Series A Preferred Shares will be entitled to receive, when, as and if declared by, or under authority granted by, the Trust’s Board of Trustees (the “Board”), out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum of the $25.00 per share liquidation preference on the Series A Preferred Shares. Dividends and distributions will be paid quarterly on March 31, June 30, September 30 and December 31 in each year, commencing on September 30, 2019.

Liquidation Preference	$25.00 per share.

Use of Proceeds

The Trust estimates the total net proceeds of the offering to be $130,247,500, based on the public offering price of $25.00 per share without exercise of the over-allotment option and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Trust intends to use net proceeds from this offering to purchase portfolio securities in accordance with its investment objectives and policies and may pay down a portion of the existing borrowings from the Trust’s $350 million credit facility. See “Use of Proceeds.”

Non-Call Period/Redemption

The Series A Preferred Shares generally may not be called for redemption at the option of the Trust prior to September 30, 2024. The Trust reserves the right, however, to redeem the Series A Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust may also be required under certain circumstances to redeem Series A Preferred Shares before or after September 30, 2024, in order to meet certain regulatory or rating agency asset coverage requirements.

Commencing September 30, 2024, and thereafter, to the extent permitted by the 1940 Act and Massachusetts law, the Trust may at any time, upon notice of redemption, redeem the Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption.

Stock Exchange Listing	Application has been made to list the Series A Preferred Shares on the NYSE. Prior to this offering, there has been no public market for Series A Preferred Shares. If the application is approved, it is anticipated that trading on the NYSE will begin within thirty days from the date of this Prospectus Supplement under the symbol “HFRO Pr A.” Before the Series A Preferred Shares are listed on the NYSE, the underwriters may, but are not obligated to, make a market in Series A Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series A Preferred Shares will be illiquid.

Taxation

See “Tax Matters” in the accompanying Prospectus and SAI for a discussion of U.S. federal income tax considerations affecting the Trust and holders of Series A Preferred Shares.

The Trust will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Internal Revenue Service has taken the position that if a RIC, such as the Trust, has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, if the Trust pays any capital gain dividends for any year, the Trust intends to designate a portion of its dividends paid to holders of Series A Preferred Shares as capital gain dividends in accordance with the Internal Revenue Service position.

ERISA	See “Certain Employee Benefit Plan and IRA Considerations.”

Dividend Disbursing Agent	American Stock Transfer and Trust Company LLC (“AST”)

DESCRIPTION OF THE SERIES A PREFERRED SHARES

The following is a brief description of the terms of the Series A Preferred Shares. This is not a complete description and is subject to and entirely qualified by reference to the Trust’s Statement of Preferences for the Series A Preferred Shares (the “Statement of Preferences”). The Statement of Preferences will be attached as an exhibit to post-effective amendment number 1 to the Trust’s registration statement. Copies may be obtained as described under “Additional Information” in the accompanying Prospectus. Any capitalized terms in this section and the “Special Characteristics and Risks of the Series A Preferred Shares” section of this Prospectus Supplement that are not defined have the meaning assigned to them in the Statement of Preferences.

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), as amended from time to time, provides that the Board may authorize and issue classes of shares with rights and preferences as determined by the Board, by action of the Board without the approval of the holders of the common shares. Currently, an unlimited number of the Trust’s shares are available for classification by the Board as preferred shares, par value $0.001 per share. The Statement of Preferences authorizes the issuance of up to 6,210,000 Series A Preferred Shares. All Series A Preferred Shares will have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends. Holders of Series A Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by the Board, out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum (computed on the basis of a 360 day year consisting of twelve 30 day months) of the $25.00 per share liquidation preference on the Series A Preferred Shares. Dividends and distributions on Series A Preferred Shares will accumulate from the date of their original issue, which is expected to be August 1, 2019.

The Series A Preferred Shares, when issued by the Trust and paid for pursuant to the terms of this Prospectus Supplement and the accompanying Prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Series A Preferred Shares purchased or redeemed by the Trust will, after such purchase or redemption, have the status of authorized but unissued preferred shares. The Board may by resolution classify or reclassify any authorized and unissued Series A Preferred Shares from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and distributions, qualifications or terms or conditions of redemption of such shares. So long as any Series A Preferred Shares are outstanding, the Trust may not, without the affirmative vote of the holders of at least two-thirds of the Trust’s preferred shares outstanding at the time and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences of any preferred shares of the Trust. To the extent permitted under the 1940 Act, in the event that more than one series of the Trust’s preferred shares are outstanding, the Trust will not effect any of the actions set forth in the preceding sentence which in the aggregate adversely affects the rights and preferences for a series of preferred shares differently than such rights and preferences for any other series of preferred shares without the affirmative vote of the holders of at least two-thirds of the Trust’s preferred shares outstanding and present and voting on such matter of each series adversely affected (each such adversely affected series voting separately as a class to the extent its rights are affected differently).

The holders of the Series A Preferred Shares are not entitled to vote on any matter that affects the rights or interests of only one or more other series of the Trust’s preferred shares. The Trust will notify the relevant Rating Agency ten Business Days prior to any such vote described above. Unless a higher percentage is required under the Governing Documents (as defined in the Statement of Preferences) or applicable provisions of Massachusetts law or the 1940 Act, the affirmative vote of the holders of at least two-thirds of the outstanding preferred shares, including Series A Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the Trust’s preferred shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of the Trust’s preferred shares described above will in each case be in addition to a separate vote of the requisite percentage of common shares and preferred shares, including Series A Preferred Shares, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized preferred shares pursuant to the Governing Documents or the issuance of additional shares of any series of preferred shares (including Series A Preferred Shares) pursuant to the Governing Documents shall not in and of itself be considered to adversely affect the rights and preferences of the Trust’s preferred shares.

Any dividend payment made on the Series A Preferred Shares will first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

The disclosure set forth in this Description of the Series A Preferred Shares and under the heading “Special Characteristics and Risks of the Series A Preferred Shares” is intended to be a summary of the material provisions of the Series A Preferred Shares. Since this Description of the Series A Preferred Shares is only a summary, you should refer to the Statement of Preferences for a complete description of the obligations of the Trust and your rights.

The disclosure set forth in this Description of the Series A Preferred Shares and under the heading “Special Characteristics and Risks of the Series A Preferred Shares” supplements the description of the preferred shares set forth under the caption

“Description of Capital Structure – Preferred Shares” in the accompanying Prospectus, and in the event that any provision described in the disclosure set forth in this Description of the Series A Preferred Shares and under the heading “Special Characteristics and Risks of the Series A Preferred Shares” is inconsistent with any description contained in the accompanying Prospectus, the disclosure set forth in this Description of the Series A Preferred Shares and under the heading “Special Characteristics and Risks of the Series A Preferred Shares” will apply and supersede the description in the accompanying Prospectus.

USE OF PROCEEDS

The Trust estimates the total net proceeds of the offering to be $130,247,500, based on the public offering price of $25.00 per Series A Preferred Share without exercise of the over-allotment option and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by the Trust. The Trust intends to use net proceeds from this offering to purchase portfolio securities in accordance with its investment objectives and policies and may pay down a portion of the existing borrowings from the Trust’s $350 million credit facility, which currently bears interest at Libor + 1.35% with a maturity date of February 2, 2020.

CAPITALIZATION

The following table sets forth (i) the audited capitalization of the Trust as of December 31, 2018 and (ii) the unaudited adjusted capitalization of the Trust assuming the issuance of the 5,400,000 Series A Preferred Shares offered in this Prospectus Supplement. The actual size of the offering (including with the overallotment option) may be greater or less than what is assumed in the table below.

	Actual (audited)	As adjusted (unaudited)
Preferred shares, $0.001 par value per share, unlimited shares authorized	$—	135,000,000

(The “Actual” column reflects the Trust’s outstanding capitalization as of December 31, 2018. The “As adjusted (unaudited)” column assumes the issuance of 5,400,000 Series A Preferred Shares, $25.00 liquidation preference per share, and the common shares outstanding at December 31, 2018.)

Shareholders’ equity applicable to common shares:
Common shares, $0.001 par value per share; unlimited shares authorized	71,873	71,873
(The “Actual” and “As Adjusted (unaudited)” columns reflect the 71,872,584 shares outstanding as of December 31, 2018.)
Paid-in surplus*	1,628,548,821	1,624,898,821
Total distributable loss	(602,209,176)	(602,209,176)

Net assets applicable to common shares	1,026,411,518	1,022,761,518
Liquidation preference of preferred shares	—	135,000,000

Net assets, plus the liquidation preference of preferred shares	1,026,411,518	1,157,761,518

*	As adjusted paid-in surplus reflects a deduction for the estimated underwriting discounts of $3,150,000 and estimated offering expenses of $500,000.

For financial reporting purposes, the Trust will deduct the liquidation preference of its outstanding preferred shares from “net assets,” so long as the senior securities have redemption features that are not solely within the control of the Trust. For all regulatory purposes, the Trust’s preferred shares will be treated as equity (rather than debt).

DESCRIPTION OF THE SECURITIES

The following information regarding the Trust’s authorized shares is as of the date hereof.

Title of Class	Amount Authorized	Amount Held by Trust or for its Account	Amount Outstanding Exclusive of Amount Held by Trust
Common Shares	Unlimited	—	71,872,584
Series A Preferred Shares	6,210,000	—	0
Other Series of Preferred Shares	Unlimited	—	0

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Trust generally will not be permitted to declare any dividend, or declare any other distribution, upon any outstanding common shares, purchase any common shares or issue preferred shares, unless, in every such case, all preferred shares issued by the Trust have at the time of declaration of any such dividend or distribution or at the time of any such purchase or issuance an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. As of the date of this Prospectus Supplement, all of the Trust’s outstanding preferred shares are expected to have asset coverage on the date of issuance of the Series A Preferred Shares of approximately 270%.

In addition to the 1940 Act Asset Coverage Requirement, the Trust is subject to certain restrictions on investments imposed by guidelines of one or more rating agencies that are expected to issue a rating for the Series A Preferred Shares. See “Special Characteristics and Risks of the Series A Preferred Shares — Risks — Credit Rating Risk” in this Prospectus Supplement.

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES A PREFERRED SHARES

Dividends

Holders of Series A Preferred Shares shall be entitled to receive, when, as and if declared by, or under authority granted by the Board, out of funds legally available therefor, cumulative cash dividends and distributions at the rate of 5.375% per annum (computed on the basis of a 360 day year consisting of twelve 30 day months) of the $25.00 per share liquidation preference on the Series A Preferred Shares. Dividends and distributions on Series A Preferred Shares will accumulate from the date of their original issue, which is expected to be August 1, 2019.

Dividends and distributions will be payable quarterly on March 31, June 30, September 30 and December 31 in each year (each a “Dividend Payment Date”) commencing on September 30, 2019 (or, if any such day is not a business day, then on the next succeeding business day) to holders of record of Series A Preferred Shares as they appear on the share register of the Trust at the close of business on the fifth preceding business day (each, a “Record Date”). Dividends and distributions on Series A Preferred Shares that were originally issued on the Date of Original Issue (i.e., the Series A Preferred Shares to be issued in this offering) shall accumulate from the Date of Original Issue. Dividends and distributions on all other Series A Preferred Shares (i.e., any additional Series A Preferred Shares that may be issued in future offerings) will accumulate from (i) the date on which such shares are originally issued if such date is a Dividend Payment Date, (ii) the immediately preceding Dividend Payment Date if the date on which such shares are originally issued is other than a Dividend Payment Date and is on or before a Record Date or (iii) the immediately following Dividend Payment Date if the date on which such shares are originally issued is during the period between a Record Date and a Dividend Payment Date. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after the first issuance of the Series A Preferred Shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series A Preferred Shares may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as shall be fixed by the Board that is not more than 30 days before the Dividend Payment Date.

No full dividends or distributions will be declared or paid on Series A Preferred Shares for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor on all outstanding shares of any series of preferred shares of the Trust ranking on a parity with the Series A Preferred Shares as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all of the Trust’s outstanding preferred shares, any dividends and distributions being paid on such preferred shares (including the Series A Preferred Shares) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of preferred shares on the relevant Dividend Payment Date.

Restrictions on Issuance, Dividend, Redemption and Other Payments

Under the 1940 Act, the Trust is not permitted to issue preferred shares (such as the Series A Preferred Shares) unless immediately after such issuance the Trust will have an asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its stock). In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Trust plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Trust in preference to a security junior to them. The Trust also is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Trust satisfies this 200% asset coverage requirement after deducting the amount of the dividend, distribution or purchase price, as applicable.

In addition, the Trust may be limited in its ability to declare any cash distribution on its shares (including the Series A Preferred Shares) or purchase its capital stock (including the Series A Preferred Shares) unless, at the time of such declaration or purchase, the Trust has an asset coverage on its indebtedness, if any, of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The 1940 Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Trust (including the Series A Preferred Shares) if the Trust’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Trust, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Trust.

The term “senior security” does not include any promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Trust at the time when the loan is made. A loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Series A Preferred Shares, the asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

So long as any preferred shares are outstanding, the Trust may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares (except by conversion into or exchange for shares of the Trust ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Trust has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Trust’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Trust has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Trust’s Governing Documents; and

•	after making the distribution, the Trust meets applicable asset coverage requirements under the 1940 Act with respect to its preferred shares.

No complete distribution due for a particular dividend period will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefore for all outstanding series of preferred shares of the Trust ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Trust ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distribution accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Trust’s obligations to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Voting Rights

Except as otherwise provided in the Trust’s Governing Documents (including the Statement of Preferences) or a resolution of the Board, or as required by applicable law, holders of Series A Preferred Shares will have no power to vote on any matter except matters submitted to a vote of the Trust’s common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares will be entitled to one vote for each Series A Preferred Share held and the holders of the outstanding preferred shares of the Trust, including Series A Preferred Shares, and the common shares will vote together as a single class; provided, however, that the holders of the outstanding preferred shares of the Trust, including Series A Preferred Shares, shall be entitled, as a separate class, to the exclusion of the holders of all other securities and classes of capital shares of the Trust, to elect two of the Trust’s Trustees.

During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number and/or composition of Trustees constituting the Board will be automatically adjusted as necessary to permit the holders of outstanding preferred shares of the Trust, including the Series A Preferred Shares, voting separately as one class (to the exclusion of the holders of all other securities and classes of capital shares of the Trust) to elect the number of Trustees that, when added to the two Trustees elected exclusively by the holders of the Trust’s preferred shares as described in the above paragraph, would constitute a simple majority of the Board as so adjusted. The Trust and the Board will take all necessary actions, including effecting the removal of Trustees or amendment of the Trust’s Declaration of Trust, to effect an adjustment of the number and/or composition of Trustees as described in the preceding sentence. A Voting Period shall commence:

(i) if at any time accumulated dividends and distributions (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the outstanding Series A Preferred Shares equal to at least two full years’ dividends and distributions shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with AST and its successors or any other dividend disbursing agent appointed by the Trust for the payment of such accumulated dividends and distributions; or

(ii) if at any time holders of any other preferred shares of the Trust are entitled to elect a majority of the Trustees of the Trust under the 1940 Act or statement of preferences creating such shares.

Additional voting rights are described in “Description of the Series A Preferred Shares.”

Rating Agency Guidelines

The Trust anticipates that Moody’s Investors Service, Inc. (“Moody’s”) will initially rate the Series A Preferred Shares. The Trust is, and expects that it will be, required under the applicable rating agency guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined in the Statement of Preferences), for its outstanding preferred shares, including the Series A Preferred Shares. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s guidelines also impose certain diversification requirements and industry concentration limitations on the Trust’s overall portfolio, and apply specified discounts to securities held by the Trust (except certain money market securities).

If the value of the Trust’s assets, as discounted in accordance with the rating agency guidelines, is less than the Basic Maintenance Amount, the Trust is required to use its commercially reasonable efforts to cure such failure. If the Trust does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the Trust’s preferred shares, including the Series A Preferred Shares, at the request of the Trust, the Trust will be required to mandatorily redeem a portion its preferred shares, including the Series A Preferred Shares, sufficient to cure such failure as described below under “—Redemption.”

Any rating agency providing a rating for the Trust’s preferred shares, including the Series A Preferred Shares, at the request of the Trust may, at any time, change or withdraw any such rating. The Board, without further action by the Trust’s shareholders, may amend, alter, add to or repeal any provision of the statements of preferences for the preferred shares, including the Statement of Preferences for the Series A Preferred Shares, that has been adopted by the Trust pursuant to the rating agency guidelines or add covenants and other obligations of the Trust to the statements of preferences, if the applicable rating agency confirms that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the Trust’s preferred shares, including the Series A Preferred Shares, and such amendments and modifications do not adversely affect the rights and preferences of and are in the aggregate in the best interests of the holders of the Trust’s preferred shares.

As described by Moody’s or any other rating agency then rating a series of the Trust’s preferred shares at the Trust’s request, the ratings assigned to each series of preferred shares, including the Series A Preferred Shares, are assessments of the capacity and willingness of the Trust to pay the obligations of each such series. The ratings on these series of preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s or any other rating agency then rating a series of the Trust’s preferred shares at the Trust’s request by the Trust and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

A rating agency’s guidelines apply to each series of preferred shares, including the Series A Preferred Shares, only so long as such rating agency is rating such series at the request of the Trust. The Trust expects to pay fees to Moody’s for rating the Series A Preferred Shares.

Redemption

Mandatory Redemption. Under certain circumstances, the Series A Preferred Shares will be subject to mandatory redemption by the Trust out of funds legally available therefor in accordance with the Statement of Preferences and applicable law.

If the Trust fails to have asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all outstanding Series A Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), as of the last Business Day of March, June, September and December of each year in which any Series A Preferred Shares are outstanding, and such failure is not cured as of the cure date specified in the Statement of Preferences (49 days following such Business Day), (i) the Trust shall give a notice of redemption with respect to the redemption of a sufficient number of its preferred shares, which at the Trust’s determination (to the extent permitted by the 1940 Act and Massachusetts law) may include any proportion of Series A Preferred Shares, to enable it to meet such asset coverage requirements, and, at the Trust’s discretion, such additional number of Series A Preferred Shares or any other series of preferred shares in order for the Trust to have asset coverage with respect to the Series A Preferred Shares and any other series of preferred shares of the Trust remaining outstanding after such redemption of as great as 220%, and (ii) deposit an amount with AST and its successors or any other dividend-disbursing agent appointed by the Trust, having an initial combined value sufficient to effect the redemption of the Series A Preferred Shares or other series of preferred shares to be redeemed.

If the Trust is required to redeem any preferred shares (including Series A Preferred Shares) as a result of a failure to maintain such minimum 1940 Act asset coverage as of an applicable cure date, then the Trust shall, to the extent permitted by the 1940 Act and Massachusetts law, by the close of business on such cure date fix a redemption date that is on or before the 30th Business Day after such cure date and proceed to redeem the preferred shares, including the Series A Preferred Shares. On such redemption date, the Trust shall redeem, out of funds legally available therefor, (i) the number of its preferred shares, which, to the extent permitted by the 1940 Act and Massachusetts law, at the option of the Trust may include any proportion of Series A Preferred Shares or shares of any other series of preferred shares of the Trust, is equal to the minimum number of shares the redemption of which, if such redemption had occurred immediately prior to the opening of business on such cure date, would have resulted in the Trust having asset coverage immediately prior to the opening of business on such cure date in compliance with the 1940 Act or (ii) if asset coverage cannot be so restored, all of the outstanding Series A Preferred Shares, in each case at a price equal to $25.00 per share plus accumulated but unpaid dividends and distributions (whether or not earned or declared by the Trust) through and including the date of redemption. In addition, as reflected above, the Trust may, but is not required to, redeem an additional number of preferred shares (including Series A Preferred Shares) which, when aggregated with all other preferred shares redeemed by the Trust, permits the Trust to have with respect to the preferred shares (including Series A Preferred Shares) remaining outstanding after such redemption a 1940 Act asset coverage of as great as 220%.

Similarly, as reflected above under “—Rating Agency Guidelines,” so long as Moody’s or another rating agency is rating the Trust’s preferred shares (including the Series A Preferred Shares) at the request of the Trust, the Trust will be required to maintain, on the last Business Day of each month, assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount. So long as Moody’s or another rating agency is rating the Trust’s preferred shares (including the Series A Preferred Shares) at the request of the Trust, if the Trust fails to have assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount as of the last Business Day of any month, and such failure is not cured as of the cure date specified in the Statement of Preferences (10 Business Days following such Business Day), the Trust shall similarly follow the redemption protocol summarized above to restore compliance with the Basic Maintenance Amount, and the Trust may, but is not required to, redeem an additional number of preferred shares (including Series A Preferred Shares) which, when aggregated with all other preferred shares redeemed by the Trust, permits the Trust to have with respect to the preferred shares (including Series A Preferred Shares) remaining outstanding after such redemption assets having in the aggregate a discounted value equal to as great as 110% of the Basic Maintenance Amount.

Optional Redemption. Prior to September 30, 2024, the Series A Preferred Shares are not subject to optional redemption by the Trust unless the redemption is necessary, in the judgment of the Board, to maintain the Trust’s status as a RIC under Subchapter M of the Code. Commencing September 30, 2024, and thereafter, to the extent permitted by the 1940 Act and Massachusetts law, the Trust may at any time upon notice in the manner provided in the Statement of Preferences redeem the Series A Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends and distributions through and including the date of redemption.

Redemption Procedures. If the Trust determines or is required to redeem preferred shares, it will mail a notice of redemption to holders of the shares to be redeemed. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein, (v) the place or places where such shares are to be redeemed, (vi) that dividends or distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made, and (viii) in the case of an optional redemption, any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The redemption date with respect to the preferred shares will not be fewer than 30 days nor more than 90 days (subject to NYSE requirements) after the date of the applicable notice of redemption. The holders of preferred shares will not have the right to redeem any of their shares at their option except to the extent specified in the Statement of Preferences. The holders of preferred shares may receive shorter notice in the event of a mandatory redemption.

Liquidation

In the event of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of Series A Preferred Shares shall be entitled to receive out of the assets of the Trust available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Trust’s common shares or any other shares of the Trust ranking junior to the Series A Preferred Shares as to liquidation payments, a liquidation distribution in the amount of $25.00 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends and distributions accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Trust, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up of the Trust.

If, upon any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all outstanding Series A Preferred Shares and all outstanding shares of any other series of the Trust’s preferred shares ranking on a parity with the Series A Preferred Shares as to payment upon liquidation shall be insufficient to permit the payment in full to such holders of Series A Preferred Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to all outstanding shares of such other series of preferred shares of the Trust, then such available assets shall be distributed among the holders of Series A Preferred Shares and such other series of preferred shares of the Trust ratably in proportion to the respective preferential liquidation amounts to which they are entitled. Unless and until the Liquidation Preference plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series A Preferred Shares, no dividends or distributions will be made to holders of the Trust’s common shares or any other shares of the Trust ranking junior to the Series A Preferred Shares as to liquidation.

Stock Exchange Listing

Application has been made to list the Series A Preferred Shares on the NYSE. If the application is approved, the Series A Preferred Shares are expected to commence trading on the NYSE within thirty days of the date of issuance under the symbol “HFRO Pr A.”

Risks

Risk is inherent in all investing. Therefore, before investing in the Series A Preferred Shares you should consider the risks carefully. See “Principal Risks of the Trust” in the accompanying Prospectus as well as the risks below.

Material Weakness Risk. The Trust has identified a material weakness in its internal control over financial reporting related to the fair valuation of the Trust’s portfolio securities that, if not properly remediated, could result in material misstatements in its reported net asset value and financial statements. While there were no material misstatements of the Trust’s annual or interim financial reporting for the period ended December 31, 2018 related to fair valuation of the Trust’s portfolio securities, the principal executive officer and principal financial officer identified a material weakness relating to the Trust’s internal control over financial reporting under standards established by the Public Company Accounting Oversight Board, or PCAOB, for the period then ended. The PCAOB defines a material weakness as a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.

The Trust has taken actions to remediate this material weakness, but some of these measures will take time to be confirmed to be effective. There can be no assurance that the steps taken will remediate such weaknesses, nor can we be certain of whether additional actions will be required or the costs of any such actions. Until measures are tested and confirmed to be effective, the identified material weakness may continue to exist.

The Trust may need to take additional measures to fully mitigate these issues, and the measures taken to improve its internal controls may not be sufficient to address the issues identified, to ensure that internal controls are effective or to ensure that the identified material weaknesses or significant deficiencies or other material weaknesses or deficiencies will not result in a material misstatement of the Trust’s annual or interim financial statements. Because such material weakness related to our valuation of portfolio securities, it could also impact the accuracy of our daily net asset value calculations. In addition, other material weaknesses or deficiencies may be identified in the future. If the Trust is unable to correct material weaknesses or deficiencies in internal controls in a timely manner, its ability to record, process, summarize and report its net asset value and financial information accurately and within the time periods specified in the rules and forms of the SEC will be adversely affected. This failure could negatively affect the market price and trading liquidity of its securities, cause investors to lose confidence in our reported financial information, subject us to civil and criminal investigations and penalties, and generally materially and adversely impact its business and financial condition.

Primary risks associated with an investment in the Series A Preferred Shares include:

Market Price Risk. The market price for the Series A Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series A Preferred Shares. There is currently no market for the Series A Preferred Shares of the Trust.

Liquidity Risk. Currently, there is no public market for the Series A Preferred Shares of the Trust. As noted above, an application has been made to list the Series A Preferred Shares on the NYSE. However, during an initial period which is not expected to exceed thirty days after the date of its issuance, the Series A Preferred Shares will not be listed on any securities exchange. Before the Series A Preferred Shares are listed on the NYSE, the underwriters may, but are not obligated to, make a market in the Series A Preferred Shares. No assurances can be provided that listing on any securities exchange or market making by the underwriters will occur or will result in the market for Series A Preferred Shares being liquid at any time.

Redemption Risk. The Trust may at any time redeem Series A Preferred Shares to the extent necessary to meet regulatory asset coverage requirements or requirements imposed by credit rating agencies. For example, if the value of the Trust’s investment portfolio declines, thereby reducing the asset coverage for the Series A Preferred Shares, the Trust may be obligated under the terms of the Series A Preferred Shares to redeem some or all of the Series A Preferred Shares. In addition, commencing September 30, 2024, the Trust will be able to call the Series A Preferred Shares at the option of the Trust. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a higher dividend rate than that of the Series A Preferred Shares. Precipitous declines in the value of the Trust’s assets could result in the Trust having insufficient assets to redeem all of the Series A Preferred Shares for the full redemption price.

Subordination Risk. The Series A Preferred Shares are not a debt obligation of the Trust. The Series A Preferred Shares are junior in respect of distributions and liquidation preference to the current and future indebtedness incurred by the Trust, and will have the same priority with respect to payment of dividends and distributions and liquidation preference as any other preferred shares that the Trust may issue. The Series A Preferred Shares are subject to greater credit risk than any of the Trust’s debt instruments, which would be of higher priority in the Trust’s capital structure.

Credit Rating Risk. The Trust is seeking a credit rating on the Series A Preferred Shares. Any credit rating that is issued on the Series A Preferred Shares could be reduced or withdrawn while an investor holds Series A Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Series A Preferred Shares. In addition, a credit rating does not eliminate or mitigate the risks of investing in the Series A Preferred Shares.

Distribution Risk. The Trust may not earn sufficient income from its investments to make distributions on the Series A Preferred Shares, in which case the distributions on the Series A Preferred Shares would be considered a return of capital. See “Prospectus Summary—Distributions—Preferred Shares Distributions” in the Prospectus. Additionally, if the Trust were to issue notes, the Trust’s failure to meet certain asset coverage requirements with respect to such notes would prohibit the Trust from making distributions on the Series A Preferred Shares; any bank borrowings the Trust may enter into in the future could contain similarly restrictive terms.

The Trust currently leverages through borrowings made by HFRO Sub, LLC under the Financing Arrangement with Bank of America Merrill Lynch (“BAML”). As of June 30, 2019, HFRO Sub, LLC had drawn $350 million under the Financing Arrangement and the Trust’s asset coverage ratio was 342%. On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Trust entered into Financing Arrangement with BAML. Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $500 million. In connection with the Financing Arrangement, HFRO Sub, LLC and the Trust have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Facility also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature.

Interest Rate Risk. The Series A Preferred Shares pay dividends at a fixed rate. Prices of fixed income investments tend to vary inversely with changes in market yields. The market yields on securities comparable to the Series A Preferred Shares may increase, which would likely result in a decline in the value of the Series A Preferred Shares. Additionally, if interest rates rise, securities comparable to the Series A Preferred Shares may pay higher dividend rates and holders of the Series A Preferred Shares may not be able to sell the Series A Preferred Shares at their liquidation preference and reinvest the proceeds at market rates. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Recently, there have been some modest signs of inflationary price movements. There is a possibility that interest rates may rise, which would likely drive down the prices of income- or dividend-paying securities.

CERTAIN EMPLOYEE BENEFIT PLAN AND IRA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Series A Preferred Shares by employee benefit plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), plans, individual retirement accounts (“IRAs”) and other arrangements that are subject to Section 4975 of the Code, and entities whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Benefit Plan”).

ERISA and the Code impose certain duties on persons who are fiduciaries of a Benefit Plan and prohibit certain transactions involving the assets of a Benefit Plan and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of such a Benefit Plan or the management or disposition of the assets of such a Benefit Plan, or who renders investment advice for a fee or other compensation to such a Benefit Plan, is generally considered to be a fiduciary of the Benefit Plan. Moreover, governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA), and foreign plans (as described in Section 4(b)(4) of ERISA) (each such governmental, church and foreign plan referred to as a “Non-ERISA Plan,” and together with Benefit Plans, referred to herein as “Plans”), are not subject to the fiduciary responsibility provisions of Title I of ERISA or Section 4975 of the Code, but may be subject to state, federal or other laws or regulations substantively similar to such portions of ERISA or Section 4975 of the Code (“Similar Law”).

Because the Trust is registered as an investment company under the 1940 Act, it is anticipated that the Trust’s assets should not be deemed “plan assets” of Benefit Plans investing in the Trust for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Adviser should not be a fiduciary within the meaning of ERISA or the Code with respect to the assets of any Benefit Plan solely as a result of the Benefit Plan’s investment in the Trust.

In considering an investment in the Series A Preferred Shares of a portion of the assets of any Plan, a fiduciary or other person considering the investment should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, Section 4975 of the Code and Similar Law including, without limitation, to the extent applicable, the prudence, diversification, delegation of control, conflicts of interest and prohibited transaction provisions of ERISA and the Code. The purchase of Series A Preferred Shares by a fiduciary for a Plan should be considered in light of such requirements.

In addition, Section 406 of ERISA and Section 4975 of the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and such parties and fiduciaries causing a Benefit Plan to engage in such transactions may be subject to other penalties and liabilities under ERISA and/or the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued certain prohibited transaction class exemptions (“PTCEs”) that may apply to the purchase of the Series A Preferred Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 respecting purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan neither receives nor pays more than adequate consideration. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plans considering acquiring the Series A Preferred Shares in reliance on these exemptions or any other exemption should carefully review the exemption to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied, or that any exemption will be applicable to all otherwise prohibited transactions which may otherwise occur in connection with a Benefit Plan’s investment in the Series A Preferred Shares.

By its acquisition of a Series A Preferred Share, each purchaser will be deemed to represent and warrant that either (i) the purchaser is not acquiring or holding such Series A Preferred Share or an interest therein with the assets of a Plan or (ii) neither the purchase nor the holding (nor disposition) of such Series A Preferred Share or an interest therein by such purchaser will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable Similar Laws.

Further, if the purchaser is a Benefit Plan, such purchaser or subsequent transferee will be deemed to have represented and warranted that (1) none of the Trust, the Adviser, Morgan Stanley & Co. LLC or any of its respective affiliates (“Transaction Parties”) has acted as the Benefit Plan’s fiduciary (within the meaning of ERISA or the Code), or has been relied upon for any advice, with respect to the purchaser or transferee’s decision to acquire the Series A Preferred Shares, and none of the Transaction Parties shall at any time be relied upon as the Benefit Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Series A Preferred Shares. None of the Transaction Parties have or will undertake to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the investment in the Series A Preferred Shares.

The sale of Series A Preferred Shares to a Plan is in no respect a recommendation by the Trust, the Adviser, Morgan Stanley & Co. LLC or any of its respective affiliates with respect to whether any Plan should acquire Series A Preferred Shares or that that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan or that such an investment is appropriate for Plans generally or any particular Plan. Each purchaser and holder of the Series A Preferred Shares has exclusive responsibility for ensuring that its purchase, holding and subsequent disposition of the Series A Preferred Shares does not violate the fiduciary or prohibited transaction rules of ERISA, the Code or any applicable Similar Laws.

The foregoing discussion is general in nature and is not intended to be all inclusive. The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries, or other persons considering purchasing the Series A Preferred Shares on behalf of, or with the assets of, any Plan, consult with their counsel regarding the potential applicability of ERISA, Section 4975 of the Code and Similar Law to such investment and whether an exemption would be applicable to the purchase and holding of the Series A Preferred Shares and whether the purchase and holding of Series A Preferred Shares otherwise will be in compliance with the applicable provisions of ERISA, Section 4975 of the Code and Similar Law.

UNDERWRITING

Morgan Stanley & Co. LLC is acting as representative of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among the Trust, the Adviser and the underwriters, the Trust has agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from the Trust, the number of Series A Preferred Shares set forth opposite its name below.

Underwriter	Number of Series A Preferred Shares
Morgan Stanley & Co. LLC	5,130,000

Jefferies LLC	270,000

Total	5,400,000

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Series A Preferred Shares sold pursuant to the underwriting agreement if any of the Series A Preferred Shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the underwriting agreement may be terminated.

The Trust and the Adviser have each agreed to indemnify the underwriters and their controlling persons against certain liabilities in connection with this offering, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Series A Preferred Shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Series A Preferred Shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

We expect that delivery of the Series A Preferred Shares will be made against payment therefor on or about the third business day following the date of confirmation of orders with respect to the Series A Preferred Shares (this settlement cycle being referred to as “T+3”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade prior to the delivery of the Series A Preferred Shares hereunder on the date hereof will be required, by virtue of the fact that the Series A Preferred Shares initially settle in T+3, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of Series A Preferred Shares who wish to trade the Series A Preferred Shares prior to their date of delivery hereunder should consult their own advisors.

Commissions and Discounts

The representative has advised us that the underwriters propose initially to offer the Series A Preferred Shares to the public at the public offering price set forth on the cover page of this Prospectus Supplement and to certain dealers at such price less a concession not in excess of $0.50 per share. Any underwriter may allow, and such dealers may reallow, a concession not in excess of $0.45 per share to other underwriters or to certain dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The expenses of the offering, not including the underwriting discount, are estimated at $500,000 and are payable by the Trust.

Over-allotment Option

We have granted the underwriters an option to buy up to an aggregate of additional shares of Series A Preferred Shares. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus supplement to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

No Sales of Similar Securities

The Trust and the Adviser have agreed that the Trust will not, for a period of 90 days from the date of this Prospectus Supplement, without the prior written consent of Morgan Stanley & Co. LLC, directly or indirectly, issue, sell, offer to contract or grant any option to sell, pledge, transfer or otherwise dispose of, any of its preferred shares or securities exchangeable for or convertible into its preferred shares, except for the Series A Preferred Shares sold to the underwriters pursuant to the underwriting agreement.

New York Stock Exchange

Application has been made to list the Series A Preferred Shares on the NYSE. Prior to the offering, there has been no public market for the Series A Preferred Shares. If the application is approved, the Series A Preferred Shares are expected to commence trading on the NYSE within thirty days of the date of issuance under the symbol “HFRO Pr A.” Before the Series A Preferred Shares are listed on the NYSE, the underwriters may, but are not obligated to, make a market in the Series A Preferred Shares. Consequently, it is anticipated that, prior to the commencement of trading on the NYSE, an investment in Series A Preferred Shares will be illiquid.

If a secondary trading market develops prior to the commencement of trading on the NYSE, holders of the Series A Preferred Shares may be able to sell such shares; however, such shares may trade at discounts from the liquidation preference of the Series A Preferred Shares.

Price Stabilization, Short Positions

Until the distribution of the Series A Preferred Shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing the Series A Preferred Shares. However, the representative may engage in transactions that have the effect of stabilizing the price of the Series A Preferred Shares, such as purchases and other activities that peg, fix or maintain that price.

In connection with the offering, the underwriters may purchase and sell Series A Preferred Shares in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of Series A Preferred Shares than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Series A Preferred Shares in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Series A Preferred Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

The underwriters may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the representative repurchases Series A Preferred Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Series A Preferred Shares or preventing or retarding a decline in the market price of the Series A Preferred Shares. As a result, the price of the Series A Preferred Shares may be higher than the price that might otherwise exist in the open market.

None of the Trust, the Adviser or any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Series A Preferred Shares. In addition, none of the Trust, the Adviser or any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Distribution

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses by electronic means, such as e-mail.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Trust, the Adviser or their respective affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Trust, the Adviser or their respective affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The Trust anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Trust’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, NY 10036.

LEGAL MATTERS

Certain legal matters will be passed on by K&L Gates LLP, Boston, Massachusetts, our counsel in connection with the offering of the Series A Preferred Shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Trust’s shareholders for the fiscal period ended December 31, 2018, together with the report of PricewaterhouseCoopers LLP for the Trust’s annual report, are incorporated by reference into the SAI.

Dated July 1, 2019

BASE PROSPECTUS

$1,000,000,000

Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund)

Base Prospectus dated July 1, 2019

Common Shares

Preferred Shares

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

The Highland Income Fund (the “Trust”), formerly, Highland Floating Rate Opportunities Fund, is a non-diversified, closed-end management investment company that was organized as a Massachusetts business trust on June 28, 2017 pursuant to a Declaration of Trust dated June 28, 2017. The Trust’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201 and its telephone number is 1-877- 665-1287. On September 25, 2017, the Trust acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I (the “Predecessor Trust”), a Delaware statutory trust. On May 20, 2019, the Trust’s name changed from “Highland Floating Rate Opportunities Fund” to “Highland Income Fund.” This Prospectus relates only to the Trust.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by primarily investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates.

You should read this Prospectus and the related Prospectus Supplement, which contains important information about the Trust, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information (“SAI”), dated July 1, 2019, containing additional information about the Trust has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI in this Prospectus. You may request a free copy of the SAI, request the Trust’s most recent annual and semi-annual reports, request information about the Trust and make shareholder inquiries by calling 1-877- 665-1287 or by writing to the Trust at 300 Crescent Court, Suite 700, Dallas, Texas 75201. You may also obtain a copy of the SAI (and other information regarding the Trust) from the Commission’s Public Reference Room in Washington, D.C. by calling 1-202-551-8090. The Commission charges a fee for copies. The Trust’s most recent annual and semi-annual reports are available, free of charge from the Commission’s web site at www.sec.gov.

Investing in our securities involves a high degree of risk and may be considered speculative. Before investing in the Trust’s securities, you should read the discussion of the material risks of investing in the Trust, including the risks of leverage, in the “Principal Risks of the Trust” section of this Prospectus.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

The Trust’s securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Trust has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information in this Prospectus and any accompanying Prospectus Supplements is accurate only as of the date of this Prospectus or such Prospectus Supplement, as applicable, and under no circumstances should the delivery of this Prospectus or any accompanying Prospectus Supplement or the sale of any securities imply that the information in this Prospectus or such accompanying Prospectus Supplement is accurate as of any later date or that the affairs of the Trust have not changed since the date hereof or thereof. Our business, financial condition, results of operations and prospects may have changed since then. We will update the information in these documents to reflect material changes only as required by law.

Cautionary Notice Regarding Forward-Looking Statements

This Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements relate to future events or the Trust’s future financial performance. Forward-looking statements can generally be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions in forward-looking statements include the Trust’s ability to acquire or originate new investments and to achieve certain margins and levels of profitability. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement should not be regarded as a representation by the Trust that its plans or objectives will be achieved.

There are a number of important risks and uncertainties that could cause the Trust’s actual results to differ materially from those indicated by such forward-looking statements. These risks include, but are not limited to, the following:

•	Investment risk;

•	Changes in interest rates;

•	Risks associated with investing in high yield securities (also known as “junk securities”), senior loans and other debt and equity securities;

•	Risks of investing in obligations of stressed, distressed and bankrupt issuers;

•	Risk associated with investments in REITs;

•	Risks associated with the Trust’s use of leverage;

•	Derivatives and structured finance securities risk; and

•	Market risk generally.

For a discussion of these and additional risks as well as other factors that could cause the Trust’s actual results to differ from forward-looking statements contained in this Prospectus and in the Statement of Additional Information, please see the discussion under “Principal Risks of the Trust.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus and in the Statement of Additional Information relate only to events as of the date on which the statements are made. The Trust undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus and Statement of Additional Information, except as required by federal securities laws.

The forward-looking statements contained in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and the forward looking statements contained in our periodic reports are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

About this Prospectus

This Prospectus is part of a registration statement that we have filed with the Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common and/or preferred shares or subscription rights, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this Prospectus. Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (this “Prospectus” and each supplement thereto, a “Prospectus

Supplement”). This Prospectus provides you with a general description of the securities that we may offer. Each time we use this Prospectus to offer securities, we will provide a Prospectus Supplement that will contain specific information about the terms of that offering. The Prospectus Supplement may also add, update or change information contained in this Prospectus. Please carefully read this Prospectus and any Prospectus Supplement, together with any exhibits, and the additional information described under the headings “Principal Risks of the Trust” and “Where You Can Find Additional Information” before you make an investment decision.

Prospectus Summary

The following summary highlights information contained elsewhere in this Prospectus. This summary may not contain all of the information that you should consider before investing in the Trust. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading “Principal Risks of the Trust.”

The Trust	The Trust is a non-diversified, closed-end management investment company. The Trust commenced operations on June 28, 2017, following its initial public offering. On September 25, 2017, the Trust acquired the assets of Highland Floating Rate Opportunities Fund, a series of Highland Funds I, a Delaware statutory trust. On May 20, 2019, the Trust’s name changed from “Highland Floating Rate Opportunities Fund” to “Highland Income Fund.”

The Trust’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (the “NYSE”) under the symbol HFRO. On May 31, 2019, the last reported sale price of common shares was $13.33. The net asset value of the Trust’s common shares at the close of business on such date was $14.60 per share. As of May 31, 2019, the net assets of the Trust attributable to its common shares were $1.05 billion. As of May 31, 2019, the Trust had outstanding 71,908,209 common shares.

Offerings

We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, $0.001 par value per share, our notes, or our subscription rights to purchase our common or fixed rate preferred shares or both, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Trust will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Trust. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of fixed rate preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or fixed rate preferred shares issuable upon the exercise of each right and the other terms of such rights offering. While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $1,000,000,000 of securities, our Board of Trustees (the “Board” and each member of the Board individually a “Trustee”) may, without any action by the shareholders, amend our Agreement and Declaration of Trust from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Offerings of the securities will be subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), which generally require that the price at which a closed-end investment company sells its common shares (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of a company’s common shares (calculated within 48 hours of pricing), except (i) in connection with a rights offering to our existing shareholders, (ii) with the consent of the majority of our common shareholders, or (iii) under such circumstances as the Commission may permit. Any offering of securities by a closed-end investment company that requires shareholder approval must occur, if at all, within one year after receiving such shareholder approval. You should read this Prospectus and the related Prospectus Supplement carefully before you decide to invest in any of the securities.

The Trust may offer the securities directly to one or more purchasers, through agents that the Trust or the purchasers designate from time to time, or to or through underwriters or dealers (including agents, underwriters or dealers affiliated with the Trust’s investment adviser). The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of the securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Trust and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” The securities may not be sold through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the Offering. The Trust (and thus, indirectly, the Trust’s common shareholders) will bear all of the expenses of any such offering.

Preferred Shares

The terms of the preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Trust’s common shares. If the Trust’s Board determines that it may be advantageous to the holders of the Trust’s common shares for the Trust to utilize additional leverage, the Trust may issue additional series of fixed rate preferred shares. Any fixed rate preferred shares issued by the Trust will pay distributions at a fixed rate. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. The Trust may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the 1940 Act. The Trust may also engage in investment management techniques which will not be considered senior securities if the Trust establishes a segregated account with cash or other liquid assets or sets aside assets on the accounting records equal to the Trust’s obligations in respect of such techniques. The Trust may also borrow money, to the extent permitted by the 1940 Act.

Investment Adviser and Administrator	Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to the Trust. The address of the Adviser is 300 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2019, HCMFA had approximately $3.3 billion in assets under management. HCMFA is also the Trust’s administrator. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

In return for its advisory services, the Trust pays the Adviser a monthly fee of 0.65%, computed and accrued daily, based on an annual rate of the Trust’s average daily managed assets. “Average Daily Managed Assets” of the Trust shall mean the average daily value of the total assets of the Trust, less all accrued liabilities of the Trust (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

In return for its administrative services, the Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. The Adviser, at its own expense, has the authority to engage both a sub-adviser and a sub-administrator, each of which may be an affiliate of the Adviser. See “Management of the Trust — Investment Adviser” and “Management of the Trust — Administrator/Sub-Administrator.”

Potential Conflicts of Interest. As a result of the Trust’s arrangements with Highland Capital Management, L.P. (“Highland”), there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Trust’s shareholders, giving rise to a conflict of interest. Highland and the Adviser are under common ownership, and the Trust’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Trust does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Trust or its shareholders. For example, the Trust’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates.

The Trust’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Trust and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Trust can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Trust fairly or equitably in the short-term or over time and there can be no assurance that the Trust will be able to participate in all such investment opportunities that are suitable for it.

Currently, a portion of the Trust’s net assets are invested in REITs, asset-backed securities and/or collateralized loan obligations sponsored, organized and/or managed by Highland Capital Management, L.P. (“Highland”) and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Trust with an opportunity to periodically review the Trust’s investments in such

REITs, asset backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Trust and its shareholders. Please see “Risk Factors—Potential Conflicts of Interest” for a description of risks associated with conflicts of interest. See “Management of the Trust — Investment Adviser.”

Custodian and Transfer Agent	The custodian of the assets of the Trust is Bank of New York Mellon (240 Greenwich Street, New York, New York 10286). The custodian performs custodial services for the Trust. American Stock Transfer & Trust Company, LLC (6201 15th Avenue, Brooklyn, New York 11219; telephone (718) 921-8200) serves as the Trust’s transfer agent with respect to its securities.

Closed-End Structure	Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of shares of the Trust being greater than, less than or equal to, net asset value. The Board has reviewed the structure of the Trust in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this Prospectus, however, the Board may review periodically the trading range and activity of the Trust’s shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per Share.

Listing	The Trust’s outstanding common shares are listed on the NYSE under the symbol “HFRO” as will be the common shares offered in the applicable Prospectus Supplement, subject to notice of issuance. Since the Trust commenced trading on the NYSE, the Trust’s common shares have traded at a discount to net asset value as high as 15.40% and a premium as high as 5.54%. Any additional series of fixed rate preferred shares or subscription rights issued in the future pursuant to a Prospectus Supplement by the Trust may be listed on the NYSE.

Use of Proceeds	Unless otherwise specified in a Prospectus Supplement, the Trust will use the net proceeds of the sale of securities to invest in accordance with the Trust’s investment objectives and policies as stated below, or use such proceeds for other general corporate purposes. See “Use of Proceeds.” The Trust may also use the net proceeds from the Offering to call, redeem or repurchase preferred shares.

Investment Objectives and Strategies	The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options.

The Trust will invest at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt.

Floating Rate Investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Trust’s investment objective to capital preservation does not indicate that the Trust may not lose money. HCMFA seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Adviser will be successful in doing so. In making floating rate investments for the Trust, the Trust’s Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive income, while attempting to minimize losses.

Floating rate loans in which the Trust invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Trust may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Trust may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Trust may invest without limitation in Senior Loans that are not secured by any collateral. When the Trust acts as a Primary Lender, the Trust or the Adviser could be subject to allegations of lender liability. Senior Loans in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

Real Estate Investments. The Trust defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•

commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS’) and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;

•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);

•	REOCs;

•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);

•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);

•	real estate exchange traded funds (“ETFs”); and

•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Trust or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Trust may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiary, NFRO REIT Sub, LLC (the “REIT Subsidiary”). With respect to the Trust’s real estate investments, the Adviser seeks to: (i) recognize and allocate capital based upon where the Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Trust will rely on the expertise of the Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

Other Investments. The Trust may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

In addition, the Trust may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Trust may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Trust may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing fund (the Trust), and the Adviser voluntarily waives the higher of the two fees for the portion of the Trust’s management fee attributable to the Trust’s investment in the affiliated investment company.

The Trust’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

The Trust may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Trust can make. The Trust may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Trust, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

The Trust may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Trust may engage in securities lending by making secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income.

The Trust may invest in illiquid and restricted securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Trust has valued the securities.

The Trust may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities.

The Trust may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Trust’s total assets (including the amount borrowed. The Trust may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Trust borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the

Trust will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When adverse market, economic, political or currency conditions domestically or abroad occur, the Trust may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Trust takes a temporary defensive position, it may not achieve its investment objective.

The Trust is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust is not intended to be a complete investment program.

Distributions	Preferred Shares Distributions. As required by the 1940 Act, all preferred shares of the Trust must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Trust for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Trust are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Trust, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

The Trust’s annualized distributions may in the future contain a return of capital and should not be considered as the dividend yield or total return of an investment in its common or preferred shares. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net profit. The composition of each distribution is estimated based on the earnings of the Trust as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Trust’s investment activity through the end of the calendar year.

Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefor.

Common Shares Distributions. Subject to market conditions, the Trust expects to declare dividends on the Trust’s common shares on a monthly basis. The Trust intends to pay any net capital gain distributions annually. Various factors will affect the level of the Trust’s current income and current gains, such as its asset mix and the Trust’s use of options and other derivative transactions. To permit the Trust to maintain more stable monthly dividends and annual capital gain distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular period may be more or less than the amount of income and gains actually earned by the Trust during the applicable period. Undistributed income and gains will add to the Trust’s net asset value, and, correspondingly, distributions from previously undistributed income and gains, as well as from capital, if any, will be deducted from the Trust’s net asset value.

Shareholders will automatically receive common shares purchased in the open market at prevailing prices for all dividends declared for common shares of the Trust in accordance with the Trust’s Dividend Reinvestment Plan unless an election is made to receive cash. Participants requesting a sale of securities through the plan agent of the Trust’s Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”

Principal Risks of the Trust	The following is a summary of the principal risks associated with an investment in the Trust’s securities. Investors should also refer to “Principal Risks of the Trust” in this Prospectus for a more detailed explanation of the risks associated with investing in the Trust’s securities. Given the risks described below, an investment in the securities of the Trust may not be appropriate for all investors.

You should carefully consider your ability to assume these risks before making an investment in securities of the Trust.

Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Trust, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Trust. The value of debt securities owned by the Trust may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline.

Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Trust’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Trust may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

Senior Loans Risk is the risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Trust could sell a loan, and could adversely affect the NAV of the Trust’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Declines in interest rates may increase prepayments of debt obligations and require the Trust to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Focused Investment Risk – Real Estate. The REIT Subsidiary’s investments in mortgage, mezzanine or other real estate loans or preferred equity investments will generally be directly or indirectly secured by a lien on real property (or the equity interests in an entity that owns real property) that, upon the occurrence of a default on the loan, could result in the REIT Subsidiary acquiring ownership of the property. The Adviser will not know whether the values of the properties ultimately securing such loans or preferred equity investments will remain at the levels existing on the dates of origination of those loans or preferred equity investments. If the values of the underlying properties drop, the risk will increase because of the lower value of the security associated with such loans or preferred equity investments. In this manner, real estate values could impact the values of the Trust’s loan or preferred equity investments. The Trust’s investments in other real estate-related debt investments, through the REIT Subsidiary, may be similarly affected by real estate property values.

Real Estate Market Risk. The Trust is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in the REIT Subsidiary, which may cause the Trust’s operating results to suffer. A number of factors may prevent the REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Asset-Backed Securities Risk: Because asset-backed securities often are secured by the loans underlying the securities, the Trust may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Trust may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Trust generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk.

REIT-Specific Risk. REITs may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the property held by the REIT). REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code and to maintain an exemption under the 1940 Act. For example, because a REIT may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

REIT Tax Risk for REIT Subsidiaries. In addition to the REIT Subsidiary, the Trust may form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Trust and the Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

Financial Services Industry Risk is the risk associated with the fact that the Trust’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge.

Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Fixed income securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Trust.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Trust can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. However, the Trust will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Trust’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset. When interest rates decline, the value of fixed rate securities already held by the Trust can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline.

Structured Finance Securities Risk. A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Trust and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral.

Leverage Risk. The Trust currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Trust may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Trust’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of May 31, 2019, the amount of leverage represented approximately 29.4% of the Trust’s net assets.

The Trust’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Trust and the asset coverage for the preferred shares.

Preferred Share Risk is the risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Trust’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Trust’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued preferred shares.

High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Trust’s ability to invest in high-yield debt securities generally subjects the Trust to greater risk than securities with higher ratings. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. Below investment grade may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Distressed and Defaulted Securities Risk: The Trust may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Trust may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Trust’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Trust. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Payment-in-Kind Securities Risk: The risk that the value of payment-in-kind securities (“PIKs”) held by the Trust may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Trust regardless of the fact that the Trust will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Trust may be forced to liquidate other securities in order to make the required distribution. Additionally, the deferred nature of payments on PIKs creates specific risks.

Limited Information Risk is the risk associated with the fact that the types of Senior Loans in which the Trust will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Trust will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Determination of Net Asset Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Trust could sell a portfolio security for the value established for it at any time and it is possible that the Trust would incur a loss because a portfolio security is sold at a discount to its established value.

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Non-Diversification Risk is the risk that an investment in the Trust could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Trust may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Trust’s investment in fewer issuers may result in the Trust’s shares being more sensitive to the economic results of those issuers. An investment in the Trust could fluctuate in value more than an investment in a diversified fund.

Securities Market Risk is the risk that the value of securities owned by the Trust may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Trust.

Preferred Equity Risk. Preferred equity investments may have similar risks to subordinated debt. The Trust may make preferred equity investments in companies that own or acquire properties. These investments may involve special risks relating to the particular issuer of the securities, including the financial condition and business outlook of the issuer. Issuers of preferred equity generally will invest in real estate or real estate-related assets and are subject to the inherent risks associated with real estate-related investments, including risks related to rising interest rates.

Mezzanine Debt Risk. The Trust’s assets may include mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. The market prices of equity securities owned by the Trust may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Trust seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Trust, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and options contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful. There are several risks in connection with the use by the Trust of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Trust’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Trust’s portfolio securities sought to be hedged.

Options Risk is the risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.

Swaps Risk: The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Trust’s direct investments in securities.

Transactions in swaps can involve greater risks than if the Trust had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if the Trust invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Trust bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in the Trust’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Trust may engage in short sales that are not made “against-the-box,” which means that the Trust may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase.

Securities Lending Risk: The Trust will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Trust will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Trust, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Trust from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Trust considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Trust may not receive the proceeds from the sale of a loan for a significant period of time.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Trust executes transactions) to a transaction with the Trust may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, the Trust conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Trust experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Trust’s yield on any such securities. See the “Taxation” section below.

Management Risk is the risk associated with the fact that the Trust relies on the Adviser’s ability to achieve its investment objective. The

Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Trust holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Trust’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Trust’s service providers, counterparties, market participants, or issuers of securities held by the Trust may adversely affect the Trust and its shareholders, including by causing losses for the Trust or impairing Fund operations.

Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Trust may be adversely affected. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of the Trust to invest in the assets of distressed companies, the availability of distressed company interests for investment by the Trust may be adversely affected.

Given the risks described above, an investment in the securities may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

The Trust’s common and preferred shares are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and we are required to file reports, proxy statements and other information with the Commission. The materials we file are available at the Commission’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Commission’s public reference room by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the Commission.

Summary of Trust Fees and Expenses

The following table shows the Trust’s expenses, including preferred shares offering expenses, as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses*
Sales load (as a percentage of offering price)	0%	(1)
Offering expenses borne by the Trust (excluding Preferred Shares Offering Expenses) (as a percentage of offering price)	0%	(2)
Dividend reinvestment and cash purchase plan fees	None	(3)
Preferred Shares Offering Expenses Borne by the Trust (as a percentage of net assets attributable to common shares)	0.08%	(4)

	Percentage of Net Assets Attributable to Common Shares (Gives Effect to Leverage Through Borrowings)
Annual Expenses
Management fees	1.37%
Other expenses	1.85%	(5)
Interest payments on borrowed funds	1.61%
Remainder of other expenses	0.24%
Dividends on Preferred Shares	— %	(6)
Total Annual Expenses and Dividends on Preferred Shares	— %	(6)

*	The related Prospectus Supplement to be used in connection with any sales of securities will set forth any applicable sales load and the estimated offering expenses borne by the Trust.
(1)	In the event that the securities to which this Prospectus relates are sold to or through underwriters or dealer managers, a corresponding Prospectus Supplement will disclose the applicable sales load.
(2)

The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Trust and indirectly by all of the shareholders as a percentage of the offering price.

(3)	Shareholders participating in the Trust’s dividend reinvestment and cash purchase plan do not incur any additional fees.
(4)

The related Prospectus Supplement will disclose the estimated amount of preferred share offering expenses borne by the Trust and indirectly by all of the shareholders as a percentage of the offering price.

(5)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(6)

Dividends on Preferred Shares, which will be disclosed in the related Prospectus Supplement, represent the aggregate of (1) the estimated distributions on the existing preferred shares outstanding and (2) the distributions that would be made assuming $— million of preferred shares is issued with a fixed dividend rate of —%. There can, of course, be no guarantee that any preferred shares would be issued or, if issued, the terms thereof. This information will be updated if and when preferred shares are outstanding.

The purpose of this table above and the example below is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly.

EXAMPLE

The following example illustrates the expenses (including the maximum estimated offering expenses of $500,000.00 from the issuance of $0 in common shares and $200 million in preferred shares) you would pay on a $1,000 investment in common shares, followed by a preferred shares offering, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable. The example should not be considered a representation of future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$44	$130	$218	$443

*

The example includes Dividends of Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $32, $99, $168, and $352. The applicable Prospectus Supplement to be used in connection with any sales of securities will set forth any applicable sales load and the estimated offering expenses borne by the Trust.

Financial Highlights

On September 25, 2017, the Trust acquired the assets of the Predecessor Fund. The Trust is the successor to the accounting and performance information of the Predecessor Fund. The selected data below sets forth the per share operating performance and ratios for the period presented. On April 11, 2019, the Trust changed its fiscal year end from June 30 to December 31. The financial information for the period from July 1, 2018 to December 31, 2018 has been audited by PricewaterhouseCoopers LLP (“PwC”), the Trust’s independent registered public accounting firm. The financial information for the fiscal years ended June 30, 2018, 2017 and 2016, has been audited and reported on by another independent public registered accounting firm.

Selected data for a common share of beneficial interest outstanding throughout the period. Trust data for a common share outstanding throughout each period is as follows:

	For the Period Ended December 31, 2018**		For the Years Ended
			2018*	2017*‡	2016*‡	2015*‡	2014*‡
Net Asset Value, Beginning of Year	$15.12		$15.01	$14.33	$16.17	16.91	15.98

Income from Investment Operations:(a)
Net investment income	0.42		0.75	0.68	0.89	0.74	0.74
Redemption fees added to paid-in capital	—		—	—	—	—	— (b)
Net realized and unrealized gain/(loss)	(0.80)		0.18	0.74	(1.84)	(0.74)	0.93

Total from investment operations	(0.38)		0.93	1.42	(0.95)	— (b)	1.67

Less Distributions Declared to Shareholders:
From net investment income	(0.45)		(0.72)	(0.74)	(0.89)	(0.74)	(0.72)
From return of capital	(0.01)		(0.10)	—	—	—	(0.02)

Total distributions declared to shareholders	(0.46)		(0.82)	(0.74)	(0.89)	(0.74)	(0.74)

Net Asset Value, End of Year(c)	$14.28		$15.12	$15.01	$14.33	$16.17	$16.91
Market Value, End of Period	$12.80		$15.62	$—	$—	$—	$—
Total return(d)	(15.44	)%(j)	9.77%	10.05%	(5.77)%	0.11%	10.68%

	For the Period Ended December 31, 2018**	For the Years Ended
		2018*	2017*‡		2016*‡	2015*‡	2014*‡
Ratios to Average Net Assets(f)/Supplemental Data:
Net assets, end of period (in 000’s)	$1,026,412	$1,085,547	$389,278		$241,197	$283,673	$340,089
Gross operating expenses(g)(h)	3.10%	1.79%	1.20	%(i)	1.38%	1.03%	1.25%
Net investment income(h)	5.48%	4.98%	4.61%		5.65%	4.55%	4.49%
Portfolio turnover rate	27%	177%	63%		53%	55%	69%
Average commission rate paid(l)	$0.0243	$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund.
**	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share has been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Trust’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Period Ended December 31, 2018**	For the Years Ended June 30,
		2018	2017	2016	2015	2014
Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.10%	1.79%	1.12%	1.11%	1.04%	0.99%
Interest expense, commitment fees, and financing costs	1.63%	0.49%	0.01%	0.15%	0.04%	0.08%
Dividends and fees on securities sold short	— (k)	— (j)	0.01%	0.01%	0.05%	0.04%

(g)	Includes dividends and fees on securities sold short.
(h)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Trust is no longer subject to 12b-1 fees.
(i)

Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Trust in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Trust. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.

(j)	Not annualized.
(k)	Represents less than 0.005%.
(l)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

The following table sets forth additional information regarding the Fund’s credit facility for the last ten fiscal years:

Year	Total Amount Outstanding	Asset Coverage Per $1,000 of Indebtedness[1]
12/31/2018[2]	496,141,100.00	3,068.41
6/30/2018	498,563,423.00	3,177.35
6/30/2017	—	—
6/30/2016	—	—
6/30/2015	51,500,000.00	16,414.00
6/30/2014	60,000,000.00	15,776.00
6/30/2013	—	—
6/30/2012	89,000,000.00	7,184.00
6/30/2011	135,000,000.00	6,599.00
6/30/2010	115,000,000.00	6,060.00
6/30/2009	181,000,000.00	4,658.00

1	The Trust closes its net asset value daily, and calculates asset coverage greater than 300%
2	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31

Plan of Distribution

We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, $0.001 par value per share, our notes, or our subscription rights to purchase our common or fixed rate preferred shares or both, which we refer to collectively as the “securities.” The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Trust will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Trust. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of fixed rate preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or fixed rate preferred shares issuable upon the exercise of each right and the other terms of such rights offering. While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $1,000,000,000 of securities, our Board may, without any action by the shareholders, amend our Agreement and Declaration of Trust from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the price per share at which our common shares are sold, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common shares at the time of the offering except (i) in connection with a rights offering to our existing shareholders, (ii) with the consent of the majority of our common shareholders, or (iii) under such circumstances as the Commission may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions, commissions, structuring fees, distribution assistance payments or other compensation. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act of 1933, as amended (the “Securities Act”) and any discounts, commissions or other compensation they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than 8% for the sale of any securities being registered.

We may sell the securities through agents from time to time. The Prospectus Supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

Any securities sold pursuant to a Prospectus Supplement may be traded on the NYSE, or another exchange on which the securities are traded.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

Underwriters, dealers and agents may sell our shares at a price that is greater than, equal to or less than our net asset value per share so long as we sell our shares in accordance with the 1940 Act.

We may enter into derivative transactions with third parties, or sell securities not covered by this Prospectus to third parties in privately negotiated transactions. If the applicable Prospectus Supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this Prospectus and the applicable Prospectus Supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of shares, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of shares. The third parties in such sale transactions will be underwriters and, if not identified in this Prospectus, will be identified in the applicable Prospectus Supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

The Trust’s common shareholders will indirectly bear all of the various expenses incurred in connection with the distribution activities described herein.

Use of Proceeds

Unless otherwise specified in a Prospectus Supplement, the Trust will invest the net proceeds of any sales of securities in accordance with the Trust’s investment objectives and policies as stated below, or use such proceeds for other general corporate purposes. Assuming current market conditions, the Trust estimates that investment of the net proceeds of an Offering will be substantially complete within one to three months of the completion of such Offering. Pending such investment, it is anticipated that the proceeds of the Offering may be invested in cash and/or short-term debt securities. These temporary investments are expected to provide a lower net return than we hope to achieve from our targeted investments. Following the completion of the Offering, the Trust may increase the amount of leverage outstanding. The Trust may also use the net proceeds from the Offering to call, redeem or repurchase preferred shares. See “Use of Leverage.”

The Trust

The Trust is a non-diversified, closed-end management investment company that was organized as a Massachusetts business trust on June 28, 2017 pursuant to a Declaration of Trust dated June 28, 2017. The Trust’s principal office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201 and its telephone number is 1-877- 665-1287. On September 25, 2017, the Trust acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I (the “Predecessor Trust”), a Delaware statutory trust. On May 20, 2019, the Trust’s name changed from “Highland Floating Rate Opportunities Fund” to “Highland Income Fund.”

Investment Objective and Policies

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt.The Trust seeks to achieve its objective by primarily investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options.

Floating Rate Investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Trust’s investment objective to capital preservation does not indicate that the Trust may not lose money. HCMFA seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Adviser will be successful in doing so. In making investments for the Trust, the Trust’s Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive floating rate income, while attempting to minimize losses.

Floating rate loans in which the Trust invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Trust may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Trust may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default. The Trust may invest without limitation in “covenant-lite” loans, which are loans made with fewer protections for the Lender and which are increasingly common in the loan and credit instruments market. Because covenant-lite loans are less restrictive on Borrowers and provide less protection for Lenders than typical corporate loans, the risk of default may be significantly higher.

The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Trust may invest without limitation in Senior Loans that are not secured by any collateral. When the Trust acts as a Primary Lender, the Trust or the Adviser could be subject to allegations of lender liability. Senior Loans in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

Real Estate Investments. The Trust defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•

CMBS, RMBS and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by REOCs and REITs;

•	Public REITs;

•	REOCs;

•	Private Real Estate Investment Funds;

•	Public Investment Funds;

•	real estate ETFs; and

•	Non-Traded REITs and private REITs, generally wholly-owned by the Trust or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Trust may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiary, NFRO REIT Sub, LLC (the “REIT Subsidiary”). With respect to the Trust’s real estate investments, the Adviser seeks to: (i) recognize and allocate capital based upon where the Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Trust will rely on the expertise of the Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

Other Investments. The Trust may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

In addition, the Trust may invest in equity or debt securities. The Trust may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Trust may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Trust may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing fund (the Trust), and the Adviser voluntarily waives the higher of the two fees for the portion of the Trust’s management fee attributable to the Trust’s investment in the affiliated investment company.

The Trust’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

The Trust may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Trust can make. The Trust may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Trust, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes.

The Trust may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Trust may engage in securities lending by making secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income.

The Trust may invest in illiquid and restricted securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Trust has valued the securities.

The Trust may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities.

The Trust may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Trust’s total assets (including the amount borrowed. The Trust may borrow for investment purposes requests and for temporary, extraordinary or emergency purposes. To the extent the Trust borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Trust will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When adverse market, economic, political or currency conditions domestically or abroad occur, the Trust may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Trust takes a temporary defensive position, it may not achieve its investment objective.

The Trust is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Code. The Trust is not intended to be a complete investment program.

For a more complete discussion of the Trust’s investment portfolio composition, see the Statement of Additional Information.

Principal Risks of the Trust

The following is a description of the principal risks associated with an investment in the Trust’s common or preferred shares, as well as those risks generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Trust. Given the risks described below, an investment in shares of the Trust may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

Like all funds, investing in the Trust involves risk factors and special considerations. The Trust’s risk is defined primarily by its principal investment strategies, along with descriptions of the Trust’s related risks. This section discusses the risk factors associated with an investment in the Trust specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Trust. Investments in the Trust are not insured against loss of principal. As with any fund, there can be no assurance that the Trust will achieve its investment objectives. Investing in shares of the Trust should not be considered a complete investment program.

Credit Risk is the risk that the issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Trust, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the net asset value (“NAV”) of the Trust. The value of debt securities owned by the Trust may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Credit risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by the Trust has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal Home Loan Banks (FHLBs), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Debt Securities Risk is the risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Trust’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Trust may decrease as a result of a decline in interest rates. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the Trust may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Trust’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

The value of a debt security also depends on the issuer’s credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations, or if the debt security’s rating is downgraded by a credit rating agency. The obligations of issuers (and obligors of asset-backed securities) are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The value of a debt security can also decline in response to other changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. The values of many debt securities may fall in response to a general increase in investor risk aversion or a decline in the confidence of investors generally in the ability of issuers to meet their obligations.

Senior loans are subject to the same risks typically associated with debt securities. In addition, senior loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Senior Loans Risk is the risk associated with Senior Loans, which are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Trust could sell a loan, and could adversely affect the NAV of the Trust’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Declines in interest rates may increase prepayments of debt obligations and require the Trust to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Senior Loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. The risks associated with Senior Loans are similar to the risks of below investment grade securities. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Trust’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Trust did not make such investments.

Although Senior Loans in which the Trust will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Trust may also invest in Senior Loans that are not secured.

In addition to the risks typically associated with debt securities and loans generally, Senior Loans are also subject to the risk that a court could subordinate a Senior Loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. In addition to the risks discussed above, which pertain to all Senior Loans, those Senior Loans secured by specific assets of borrowers that are located outside of the U.S. may be subject to additional risks. Those risks may include difficulty in enforcing security interests in the collateral located in non-U.S. jurisdictions, complexities involved in liquidating the underlying collateral, and heightened risks that the underlying collateral may be insufficient to fully discharge the borrower’s obligations evidenced by the Senior Loans.

Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Focused Investment Risk – Real Estate. The REIT Subsidiary’s investments in mortgage, mezzanine or other real estate loans or preferred equity investments will generally be directly or indirectly secured by a lien on real property (or the equity interests in an entity that owns real property) that, upon the occurrence of a default on the loan, could result in the REIT Subsidiary acquiring ownership of the property. The Adviser will not know whether the values of the properties ultimately securing such loans or preferred equity investments will remain at the levels existing on the dates of origination of those loans or preferred equity investments. If the values of the underlying properties drop, the risk will increase because of the lower value of the security associated with such loans or preferred equity investments. In this manner, real estate values could impact the values of the Trust’s loan or preferred equity investments. The Trust’s investments in other real estate-related debt investments, through the REIT Subsidiary, may be similarly affected by real estate property values.

Real Estate Market Risk. The Trust is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in the REIT Subsidiary, which may cause the Trust’s operating results to suffer. A number of factors may prevent the REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Asset-Backed Securities Risk: Because asset-backed securities often are secured by the loans underlying the securities, the Trust may lose money if there are defaults on the loans underlying the securities. Such defaults have increased the risk for asset-backed securities that are secured by home-equity loans related to sub-prime mortgage loans, especially in a declining residential real estate market. Asset-backed securities also may be subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, the Trust may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, the Trust generally has to reinvest proceeds from prepayments at lower rates. Investments in asset-backed securities may also be subject to valuation risk.

REIT-Specific Risk. REITs may be affected by changes in the real estate markets generally as well as changes in the values of the properties owned by the REIT or securing the mortgages owned by the REIT (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the property held by the REIT). REITs are dependent upon management skill and are not diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code and to maintain an exemption under the 1940 Act. For example, because a REIT may acquire debt securities of issuers primarily engaged in or related to the real estate industry, it also could conceivably own real estate directly as a result of a default on such securities. Any rental income or income from the disposition of such real estate could adversely affect its ability to retain its tax status, which would have adverse tax consequences on its shareholders. Finally, certain REITs may be self-liquidating at the end of a specified term, and run the risk of liquidating at an economically inopportune time.

REIT Tax Risk for REIT Subsidiaries. In addition to the REIT Subsidiary, the Trust may form one or more subsidiaries that will elect to be taxed as REITs beginning with the first year in which they commence material operations. In order for each subsidiary to qualify and maintain its qualification as a REIT, it must satisfy certain requirements set forth in the Code and Treasury Regulations that depend on various factual matters and circumstances. The Trust and the Adviser intend to structure each REIT subsidiary and its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is not entirely clear, and it is possible that the IRS may interpret or apply those requirements in a manner that jeopardizes the ability of such REIT subsidiary to satisfy all of the requirements for qualification as a REIT.

If a REIT subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it will generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status will reduce its net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions to stockholders will no longer qualify for the dividends paid deduction, and the REIT subsidiary will no longer be required to make distributions. If this occurs, such REIT subsidiary might be required to borrow funds or liquidate some investments in order to pay the applicable tax.

To obtain the favorable tax treatment afforded to REITs under the Code, among other things each REIT subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay a corporate level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (a) the amounts that it actually distributed and (b) the amounts it retained and upon which it paid income tax at the corporate level. These requirements could cause it to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions. See REIT Tax Considerations below for more information.

Financial Services Industry Risk is the risk associated with the fact that the Trust’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Fixed Income Market Risk is the risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could result in the effects described above, and could have a material adverse effect on prices for fixed income securities and on the management of the Trust.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Trust can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. However, the Trust will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Trust’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset. When interest rates decline, the value of fixed rate securities already held by the Trust can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline.

To the extent the Trust invests in fixed-rate debt securities with longer maturities, the Trust is subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. In a period of rising interest rates, the higher cost of any leverage employed by the Trust and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Trust’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Trust would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders. To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Trust invests, the Trust’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Trust’s portfolio may be of longer duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point.

The Trust will also be exposed to interest rate risk through the REIT Subsidiary’s investments in securities such as preferred equity and debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call risk or prepayment risk. If this occurs, the REIT Subsidiary may be forced to reinvest in lower yielding securities. This is known as reinvestment risk.

Structured Finance Securities Risk. A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Trust and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Trust’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Trust’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Trust shareholders. Pursuant to regulations and/or published positions of the SEC, the Trust may be required to earmark liquid assets in an amount equal to the Trust’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, the Trust may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting the Trust’s ability otherwise to invest those assets. The Trust has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility, issuing notes or other debt securities, or any combination of the three. The Trust currently leverages through borrowings made by HFRO Sub, LLC under the Financing Arrangement with BAML. As of May 31, 2019, HFRO Sub, LLC had drawn $400 million under the Financing Arrangement and the Trust’s asset coverage ratio was 340.42%.

The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Trust. Insofar as the Trust continues to employ leverage in its investment operations, the Trust will be subject to substantial risks of loss. Therefore, if the market value of the Trust’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Trust were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at any time while the Trust has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Trust to meet the RIC distribution requirements and to avoid fund-level U.S. federal income or excise taxes. The Trust may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Trust’s total assets (including the amount borrowed. As provided in the 1940 Act and subject to certain exceptions, the Trust may issue debt or preferred shares with the condition that immediately after issuance the value of its total assets, less ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the sum of the amount of debt and preferred shares outstanding.

The costs associated with the Trust’s use of leverage (including the issuance of such leverage and the payment of dividends or interest on such leverage, as well as the issuance of preferred shares) are borne by the holders of common shares and may consequently result in a reduction of the net asset value of common shares. During periods in which the Trust is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust’s gross assets, including proceeds from the issuance of preferred shares. In this regard, holders of preferred securities do not bear the investment advisory fee. Rather, holders of common shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that common shareholders effectively bear the entire advisory fee.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation of the assets purchased. The issuance of preferred shares involves offering expenses and other costs and may limit the Trust’s freedom to pay distributions on common shares or to engage in other activities. The issuance of a class of preferred shares having priority over the common shares creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique that will increase the Trust’s exposure to capital risk. Such preferred shares may have priority over common shares with respect to dividends, which must be paid to preferred shareholders before any dividends can be paid to common shareholders. In addition, the issuance of preferred shares would dilute the level of ownership of holders of common shares and may decrease the returns per share of such common shareholders. Unless the income and appreciation, if any, on assets acquired with offering proceeds exceed the cost of issuing additional classes of securities (and other Trust expenses), the use of leverage will diminish the investment performance of the common shares compared with what it would have been without leverage.

Preferred Share Risk: Preferred share risk is the risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Trust’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Trust’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued preferred shares.

If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Trust’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board at all times. The remaining members of the Board would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

If the Trust issues preferred shares, the Trust would likely seek a credit rating on the preferred shares from one or more nationally recognized statistical rating organizations. The Trust expects that, at any time when preferred shares were outstanding, the composition of its investment portfolio would reflect guidelines established by any rating agencies, including, for example, asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Trust maintain a portion of its assets in higher rated debt securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to preferred shares by rating agencies would be more or less restrictive than these examples. These restrictions may require the Trust to alter its investment strategy and invest in different types of assets, some of which may be lower yielding or result in fewer opportunities for capital appreciation. No minimum rating is required for the issuance of preferred shares by the Trust.

High Yield Debt Securities Risk is the risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Trust’s ability to invest in high-yield debt securities generally subjects the Trust to greater risk than securities with higher ratings. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. Below investment grade may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. Such securities should be considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. High-yield securities held by the Trust may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond market and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. There is no limit on the percentage of assets that the Trust may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality. As of the date of this Prospectus, substantially all of the Trust’s rated debt securities were rated “high yield” (or “junk”).

Distressed and Defaulted Securities Risk: The Trust may invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

Illiquid and Restricted Securities Risk: Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Trust may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Trust’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Trust. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Payment-in-Kind Securities Risk: The risk that the value of payment-in-kind securities (“PIKs”) held by the Trust may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Trust regardless of the fact that the Trust will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Trust may be forced to liquidate other securities in order to make the required distribution. Additionally, the deferred nature of payments on PIKs creates specific risks.

Interest payments deferred on a PIK are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Further, the interest rates on PIKs are generally higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. The values of PIKs may be less reliable because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral. An election to defer PIK interest payments by adding them to principal increases the Trust’s net assets (as income is generally distributed at least annually) and, thus, may increase future management fees to the Adviser. The deferral of interest on a PIK increases its loan-to-value ratio, which is a measure of the riskiness of a loan. Even if conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon maturity.

Limited Information Risk is the risk associated with the fact that the types of Senior Loans in which the Trust will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Trust will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Valuation Risk: Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under “Determination of Net Asset Value.” The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Trust could sell a portfolio security for the value established for it at any time and it is possible that the Trust would incur a loss because a portfolio security is sold at a discount to its established value.

Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

Non-Diversification Risk is the risk that an investment in the Trust could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Trust may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Trust’s investment in fewer issuers may result in the Trust’s shares being more sensitive to the economic results of those issuers. An investment in the Trust could fluctuate in value more than an investment in a diversified fund.

Securities Market Risk is the risk that the value of securities owned by the Trust may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Trust.

Preferred Equity Risk. Preferred equity investments may have similar risks to subordinated debt. The Trust may, through the REIT Subsidiary, make preferred equity investments in companies that own or acquire properties. These investments may involve special risks relating to the particular issuer of the securities, including the financial condition and business outlook of the issuer. Issuers of preferred equity generally will invest in real estate or real estate-related assets and are subject to the inherent risks associated with real estate-related investments, including risks related to rising interest rates.

Preferred equity securities may be unsecured and also may be subordinated to other obligations of the issuer, including debt. As a result, investments in preferred equity are subject to risks of (i) limited liquidity in the secondary trading market in the case of unlisted or lightly traded securities, (ii) substantial market price volatility in the case of traded preferred equity securities, (iii) subordination to the prior claims of banks and other lenders to the issuer, (iv) the operation of mandatory sinking fund or call/repurchase provisions that could cause the value of the Trust’s investment to decline, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service to lenders and distribution obligations to holders of the preferred equity, including the Trust, and (vi) the declining creditworthiness and potential for insolvency of the issuer. These risks may adversely affect the value of the REIT Subsidiary’s investments in preferred equity securities.

Mezzanine Debt Risk. The Trust’s assets may include mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. The Trust believes that mezzanine loans offer an alternative investment opportunity based upon their historical returns and resilience during economic downturns

Convertible Securities Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy. The market prices of equity securities owned by the Trust may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Trust, which could result in losses to the Trust. The credit quality of preferred stock and convertible securities held by the Trust may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Undervalued Stocks Risk: Undervalued stocks include stocks that the Adviser believes are undervalued and/or are temporarily out of favor in the market. An undervalued stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Trust seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Trust, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, warrants, and options contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. As a general matter, when the Trust establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Trust’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. There are several risks associated with derivatives transactions. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. The Trust may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by the Trust of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject the Trust to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless.

The Trust may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Trust. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Trust may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

The Trust’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Trust, the Trust will not be permitted to trade with that counterparty. In addition, the Adviser may decide not to use derivatives to hedge or otherwise reduce the Trust’s risk exposures, potentially resulting in losses for the Trust.

Swap contracts and other over-the-counter (“OTC”) derivatives are highly susceptible to liquidity risk (see “Illiquid and Restricted Securities Risk”) and counterparty risk (see “Counterparty Risk”), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Principal Risks— Leverage Risk” below.

Derivatives also present other risks described in this section, including securities market risk, illiquid and restricted securities risk, currency risk, credit risk, and counterparty risk. Special tax considerations apply to the Trust’s use of derivatives. See the “Taxation” section below.

As a general matter, when the Trust establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Trust’s outstanding obligations under the contract or in connection with the position.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), the Trust’s counterparty is a clearing house, rather than a bank or broker. Since the Trust is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Trust will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Trust will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Trust may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to the Trust, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of the Trust to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Trust to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Trust is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Trust’s behalf. In those cases, the transaction might have to be terminated, and the Trust could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Trust and clearing members is drafted by the clearing members and generally is less favorable to the Trust than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Trust in favor of the clearing member for losses the clearing member incurs as the Trust’s clearing member and typically does not provide the Trust any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Trust. For example, swap execution facilities typically charge fees, and if the Trust executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Trust may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Trust’s behalf, against any losses or costs that may be incurred as a result of the Trust’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict the Trust’s ability to engage in, or increase the cost to the Trust of, derivatives transactions, for example, by making some types of derivatives no longer available to the Trust, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Trust and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Trust to new kinds of risks and costs. In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict the Trust’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that the Trust would be unable to implement its investment strategy.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful. There are several risks in connection with the use by the Trust of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of the Trust’s securities which are the subject of a hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Trust’s portfolio securities sought to be hedged. Successful use of futures contracts and options by the Trust for hedging purposes is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where the Trust has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Trust would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction over a very short time period. In addition, to maintain margin requirements, the Trust may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. The earmarking of such assets also will have the effect of limiting the Trust’s ability otherwise to invest those assets. Special tax considerations apply to the Trust’s hedging transactions.

Options Risk is the risk associated with investments in options. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets could result in an imperfect correlation between these markets.

Swaps Risk involves both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Trust will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Trust.

Swaps Risk: The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Trust’s direct investments in securities.

Transactions in swaps can involve greater risks than if the Trust had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if the Trust invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Trust bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Adviser’s expectations may produce significant losses in the Trust’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Adviser’s use of swaps may not be effective in fulfilling the Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Short Sales Risk is the risk of loss associated with any appreciation on the price of a security borrowed in connection with a short sale. The Trust may engage in short sales that are not made “against-the-box,” which means that the Trust may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Trust engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Trust will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Trust pays in connection with the short sale. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

Securities Lending Risk: The Trust will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, the Trust will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Trust, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Trust from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Trust considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Trust may not receive the proceeds from the sale of a loan for a significant period of time.

Counterparty Risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Trust executes transactions) to a transaction with the Trust may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. In an attempt to limit the counterparty risk associated with such transactions, the Trust conducts business only with financial institutions judged by the Adviser to present acceptable credit risk. For example, repurchase agreements are loans of money or arrangements under which the Trust purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Trust’s purchase price, with the difference being income to the Trust. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Trust’s custodian in a segregated, safekeeping account for the benefit of the Trust. Repurchase agreements afford the Trust an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Trust may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Trust has not perfected a security interest in the securities, the Trust may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Trust would be at risk of losing some or all of the principal and interest involved in the transaction.

Non-U.S. Securities Risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Trust experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce the Trust’s yield on any such securities. See the “Taxation” section below.

Management Risk is the risk associated with the fact that the Trust relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Trust holds, which may result in a decline in the value of Trust shares and failure to achieve its investment objective. The Trust’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Operational and Technology Risk is the risk that cyber-attacks, disruptions, or failures that affect the Trust’s service providers, counterparties, market participants, or issuers of securities held by the Trust may adversely affect the Trust and its shareholders, including by causing losses for the Trust or impairing Trust operations.

Regulatory Risk is the risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Trust may be adversely affected. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of the Trust to invest in the assets of distressed companies, the availability of distressed company interests for investment by the Trust may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Trust to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Trust could consummate such a sale might be adversely affected.

Legal, tax and regulatory changes could occur and may adversely affect the Trust and their ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Trust. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. The Trust also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Management of the Trust

The Trust is a party to contractual arrangements with various parties, including, among others, the Trust’s investment adviser, administrator, distributor, and shareholder servicing agent, who provide services to the Trust. Shareholders are not parties to, or intended (“third party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Neither this Prospectus, nor the related Statement of Additional Information, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

TRUSTEES AND OFFICERS

The Board has overall management responsibility for the Trust, Highland Global Allocation Fund and each series of Highland Funds I and Highland Funds II. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Trust. The Board also has overall management responsibility for funds advised by NexPoint Advisors, L.P., including NexPoint Strategic Opportunities Fund, NexPoint Capital, Inc. (a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act) and the following registered closed-end funds that operate as interval funds: NexPoint Real Estate Strategies Fund, NexPoint Healthcare Opportunities Fund and NexPoint Latin American Opportunities Fund. NexPoint Advisors, L.P. is an affiliate of Highland Capital Management Fund Advisors, L.P.

INVESTMENT ADVISER

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) serves as investment adviser to the Trust. The address of the Adviser is 300 Crescent Court, Suite 700, Dallas, Texas 75201. Organized in February 2009, HCMFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2019, HCMFA had approximately $3. 3 billion in assets under management. HCMFA is also the Trust’s administrator. HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership.

Responsibilities. The Adviser provides the following services to the Trust: (i) furnishes an investment program for the Trust; (ii) determines, subject to the overall supervision and review of the Board, the investments to be purchased, held, sold or exchanged by the Trust and the portion, if any, of the assets of the Trust to be held uninvested; (iii) makes changes in the investments of the Trust; and (iv) votes, exercises consents, and exercises all other rights pertaining to such investments. Subject to the foregoing, the Adviser will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Trust, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to the Trust with respect to its duties and obligations set forth in the investment advisory agreement.

Compensation. The Trust has entered into an investment advisory agreement with HCMFA (each, an “Investment Advisory Agreement”) pursuant to which HCMFA provides the day-to-day management of the Trust’s portfolio of securities, which includes buying and selling securities for the Trust and conducting investment research. In return for its advisory services, the Trust pays the Adviser a monthly fee of 0.65%, computed and accrued daily, based on an annual rate of the Trust’s average daily managed assets. “Average Daily Managed Assets” of the Trust shall mean the average daily value of the total assets of the Trust, less all accrued liabilities of the Trust (other than the aggregate amount of any outstanding borrowings constituting financial leverage). In addition to the advisory fees set forth above, the Adviser is entitled to receive administration fees of 0.20% of the Trust’s Average Daily Managed Assets.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Trust appears in the Trust’s annual reports to shareholders for the period ended December 31, 2018.

Potential Conflicts of Interest. The Adviser and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Trust. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, including Highland Capital Management, L.P. and its affiliates. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Trust’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Trust and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Trust, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Trust. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Trust. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Trust and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner , pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Trust and such other clients or may involve a rotation of opportunities among the Trust and such other clients. The Trust will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Trust, dated April 19, 2016. For example, exemptive relief is not required for the Trust to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” which includes future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Trust. The Trust, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland will generally pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may represent more than one part of an issuer‘s capital structure. The recommended course of action will be presented to the conflicts committee for final determination as to how to proceed, Highland may elect, but is not required, to assign different teams to make recommendations for different parts of the capital structure as the conflicts committee determines in its discretion. In the event any Highland personnel serve on the board of the subject company, they generally recuse themselves from voting on any board matter with respect to a transaction that has an asymmetrical impact on the capital structure. Highland personnel board members may still make recommendations to the conflicts committee. If any such persons are also on the conflicts committee, they may recuse themselves from the committee‘s determination. A Portfolio Manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) participates in such discussions, but makes an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Trust and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Trust. Not all conflicts of interest can be expected to be resolved in favor of the Trust.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated advisor may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated advisor may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Trust’s arrangements with Highland, there may be times when Highland, the Adviser or their affiliates have interests that differ from those of the Trust’s shareholders, giving rise to a conflict of interest. Highland and the Adviser are under common ownership, and Trust’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Trust does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Trust or its shareholders. For example, the Trust’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Trust’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Trust and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Trust can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Trust’s assets will be represented by REITs, asset backed securities and/or collateralized loan obligations sponsored, organized and/or managed by Highland and its affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Trust with an opportunity to periodically review the Trust’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Trust and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Trust and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Trust any time that the Adviser believes such transaction to be fair to the Trust and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Trust may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Trust prior to engaging in any such principal transaction between the Trust and the Adviser or its affiliates.

The Adviser may direct the Trust to acquire or dispose of investments in cross trades between the Trust and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Trust may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Trust may enhance the profitability of the Adviser’s own investments in such companies.

Real Estate Allocation Procedures. Members of the Trust’s management team also operate: (1) an externally managed publicly traded REIT (“NXRT”), that manages a portfolio of Class B, value add multifamily properties; (2) VineBrook Homes Trust, Inc., an externally managed private REIT that manages a portfolio of single-family housing properties in the Midwest U.S. (“VineBrook”); (3) NexPoint Hospitality Trust, an externally managed publicly traded REIT (“NHT”) listed on the TSX Venture Exchange, that manages a portfolio of hospitality assets located in the U.S; (4).a private REIT (NexPoint Real Estate Capital, LLC), which is wholly-owned by NHF, that originates preferred equity investments for entities that own real estate; (5) a private REIT (NexPoint Real Estate Opportunities, LLC), which is wholly-owned by NexPoint Strategic Opportunities Fund (“NHF”), that acquires direct interests in opportunistic real estate investments; (6) a private REIT (NRESF REIT Sub, LLC), which is wholly-owned by NexPoint Real Estate Strategies Fund (“NRESF”), that invests directly in real estate transactions or real estate operating companies; and (7) a private REIT (NexPoint Capital REIT, LLC), which is wholly-owned by NexPoint Capital Inc., that invests in both direct interests in opportunistic real estate investments and preferred equity investments for entities that own real estate.

If a potential investment is appropriate for either the Trust or another entity noted above, the Adviser and its affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered most appropriate, taking into account, among other considerations with respect to any real estate investments:

•	which fund has available cash (including availability under lines of credit) to acquire the investment;

•	whether there are any positive or negative income tax effects on any of the funds relating to the purchase;

•	whether the investment opportunity creates geographic, asset class or tenant concentration / diversification concerns for any of the funds;

•	how the investment size, potential leverage, transaction structure and anticipated cash flows affect each fund, including earnings and distribution coverage; and

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whether one or more of the funds has an existing relationship with the tenant(s), operator, facility or system associated with the investment, or a significant geographic presence that would make the investment strategically more important.

The Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. As noted above, the Adviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Trust fairly or equitably in the short-term or over time and there can be no assurance that the Trust will be able to participate in all such investment opportunities that are suitable for the Trust.

Co-Investment Opportunities. The Trust expects in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible under existing regulatory guidance, applicable regulations and our allocation procedures. The Trust, the Adviser and NexPoint Advisors, L.P. have obtained an exemptive order dated April 19, 2016 from the Commission to permit certain co-investments among the Trust and other accounts managed by the Adviser or its affiliates, subject to certain conditions.

ADMINISTRATOR/SUB-ADMINISTRATOR

HCMFA provides administration services to the Trust for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Trust’s Average Daily Managed Assets. In such capacity, HCMFA generally assists the Trust in all aspects of its administration and operations. As of October 1, 2018, under a separate sub-administration agreement, HCFMA has delegated certain administrative functions to SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a portion of the fee it receives from the Trust. Under the Sub-Administration Agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Trust.

For more information about the Trust’s administration agreements, please see “Administrator/Sub-Administrator” in the SAI.

MULTI-MANAGER STRUCTURE

The Trust and the Adviser qualify for exemptive relief under a multi-managers’ exemptive order (the “Order”) from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Board, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Trust with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Trust (the “Multi-Manager Structure”). The Board and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders of the Trust have already approved the adoption of a Multi-Manager Structure, which enables the Trust to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, the Trust will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of the Trust retain the right to terminate a sub-advisory agreement for the Trust at any time by a vote of the majority of such outstanding securities of the Trust. Operation of the Trust under the Multi-Manager Structure will not: (1) permit management fees paid by the Trust to HCMFA to be increased without shareholder approval; or (2) diminish HCMFA’s responsibilities to the Trust, including HCMFA’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

PORTFOLIO MANAGERS

The following sets forth biographical information for those individuals who are primarily responsible for managing the Trust’s investments. The portfolio managers may change from time to time.

Mr. Okada co-founded Highland and has served as Chief Investment Officer of Highland Capital Management, L.P. (“HCMLP”) since 1993 and as Co-Chief Investment Officer of HCMLP since September 2017. He has managed the Trust’s portfolio since October 2012. He is a pioneer in the development of the bank loan market and has over 25 years of credit experience. Mr. Okada is responsible for structuring one of the industry’s first arbitrage CLOs. He received a BA in Economics and a BA in Psychology, cum laude, from the University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Poglitsch is Head of Credit at HCMLP and has managed the Trust since June 2017. Prior to his current position, Mr. Poglitsch served as a Managing Director at HCFMA, where he spent a substantial amount of time covering the Energy, Competitive Power, Utilities, and Transportation industries; he also served as a Senior Portfolio Analyst on both the Institutional and Retail fund research teams. Prior to joining HCMLP in 2007, Mr. Poglitsch was a consultant for Muse Stancil and Co. (“Muse”), where he provided mergers and acquisition, valuation, and strategic advisory services to a variety of clients in the midstream and downstream energy sectors, including integrated oil, independent refinery, pipeline, power, and renewable fuel companies. Prior to joining Muse, Mr. Poglitsch was a senior financial analyst for American Airlines. He received an MBA with a concentration in Finance from the University of Texas at Austin and a BS in Chemical Engineering from the University of Oklahoma. Mr. Poglitsch has earned the right to use the Chartered Financial Analyst designation.

Mr. Dondero is a founder and President of HCMLP and has managed the Trust since June 2018. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes investments in mortgage-backed securities, investment grade corporate bonds, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed his financial training at Morgan Guaranty Trust Fund. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia (1984) with degrees in Accounting and Finance. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of American Banknote Corporation, Jernigan Capital, Inc., Texmark Timber Treasury, L.P., Cornerstone Healthcare Group and Metro-Goldwyn-Mayer.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Trust.

Determination of Net Asset Value

The net asset value of the common shares of the Trust is computed based upon the value of the Trust’s investment portfolio securities and other assets. Net asset value per common share is determined daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern time. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

VALUATIONS

The Trust uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith pursuant to policies and procedures approved by the Board:

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The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation that approximates market value. If no sale is reported on that date, or for over-the-counter securities, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Trust’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

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Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

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Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities as hereinabove provided. Premiums for the sale of such options written by the Trust will be included in the assets of the Trust, and the market value of such options shall be included as a liability.

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The Trust’s non-marketable investments for which market quotations are not readily will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board. Pursuant to the Trust’s pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Trust). Swaps and other derivatives would generally fall under this category.

When determining the fair value of an asset, the Adviser seeks to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser deems relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DETERMINATIONS IN CONNECTION WITH OFFERINGS

In connection with any primary offering of the Trust’s common shares, the Trust is required to make the determination that it is not selling its common shares at a price below its then current net asset value at the time at which the sale is made. However, if the net asset value of the Trust changes during the pendency of a primary offering such that there is a possibility that the price of the Trust’s common shares could fall below the then current net asset value of its common shares at the time at which the sale is made, or (ii) there is a possibility that the Trust could trigger the undertaking (which the Trust provided to the Commission in the registration statement to which this Prospectus is a part) to suspend the offering of its common shares pursuant to this Prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the Prospectus is amended, the Trust may elect, in the case of clause (i) above, to postpone the offering until such time as the Trust makes a determination that it is not at risk of selling its common shares at a price below its then current net asset value and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

Distributions

Subject to market conditions, the Trust expects to declare dividends on the Trust’s common shares on a monthly basis. The Trust intends to pay any net capital gain distributions annually. The Trust’s distribution policy may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Trust’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Trust’s periodic shareholder reports. As a registered investment company under the Code, the Trust will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. If necessary, the Trust will pay an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code.

The Trust’s annualized distributions may contain a return of capital and should not be considered as the dividend yield or total return of an investment in its common or preferred shares. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net profit. A portion of the Trust’s common share distributions for the year ending 2017 have included a return of capital. For the six months ended December 31, 2018, the Trust made distributions of $0.46 per common share, approximately $0.01 of which constituted a return of capital. To minimize the U.S. federal income tax that the Trust must pay at the corporate level, the Trust intends to distribute substantially all of its investment company taxable income and previously undistributed cumulative net capital gain. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Trust’s investment activity through the end of the calendar year.

The Trust may retain for reinvestment, and pay the resulting U.S. federal income taxes on its net capital gain, if any, although, as previously mentioned, the Trust intends to distribute substantially all of its previously undistributed cumulative net capital gain each year. In the event that the Trust’s investment company taxable income and net capital gain exceeds the total of the Trust’s annual distributions on any shares issued by the Trust the Trust intends to pay such excess once a year. If, for any calendar year, the total annual distributions on any shares issued by the Trust exceed investment company taxable income and cumulative net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her shares. Any distributions to the holders of shares which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any such amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain.

To the extent the Trust makes distributions consisting of returns of capital, such distributions will further decrease the Trust’s total assets and, therefore have the likely effect of increasing the Trust’s expense ratio as the Trust’s fixed expenses will become a larger percentage of the Trust’s average net assets. In addition, in order to make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

The Trust, along with other closed-end registered investment companies advised by the Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Trust to make periodic distributions of long term capital gains provided that any distribution policy of the Trust with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Trust’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Trust’s current policy is to make monthly distributions to holders of its common shares. The exemption also permits the Trust to make such distributions with respect to its preferred shares in accordance with such shares’ terms.

Various factors will affect the level of the Trust’s current income and current gains, such as its asset mix and the Trust’s use of options and other derivative transactions. To permit the Trust to maintain more stable monthly dividends and annual capital gain distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular period may be more or less than the amount of income and gains actually earned by the Trust during the applicable period. Undistributed income and gains will add to the Trust’s net asset value, and, correspondingly, distributions from previously undistributed income and gains, as well as from capital, if any, will be deducted from the Trust’s net asset value.

Shareholders will automatically receive newly issued common shares for all dividends declared for common shares of the Trust in accordance with the Trust’s Dividend Reinvestment Plan unless an election is made to receive cash. Participants requesting a sale of securities through the plan agent of the Trust’s Dividend Reinvestment Plan are subject to a sales fee and a brokerage commission. See “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of the Trust will be automatically paid in the form of, or reinvested by Global Shares (“Global Shares” or the “Plan Agent”) in, common shares of the Trust purchased in the open market at prevailing market prices. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends or other distributions (together, a “dividend”) in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by American Stock Transfer and Trust Company LLC (“AST”), as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional shares of the Trust for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Trust declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in newly issued common shares. The common shares will be acquired by the Plan Agent through receipt of additional unissued but authorized common shares from the Trust The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per common share determined on the declaration date and (ii) the market price per common share as of the close of regular trading on the NYSE on the declaration date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Trust. The automatic reinvestment of dividends will not relieve participants of any tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to U.S. federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.”

There will be no brokerage charges with respect to common shares issued directly by the Trust. Participants who request a sale of shares through the Plan Agent pay a brokerage commission of $0.4 per share sold.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at Global Shares, 111 Town Square Place, Suite 1401, Jersey City, NJ 07310; telephone (732) 256-1005.

Shareholder Loyalty Program

To promote loyalty and long-time alignment of interests among the Trust’s shareholders, the Adviser and an affiliate (collectively, “Highland”) offer an incentive to shareholders that buy and hold the Trust’s common shares for a period of at least twelve months through its Shareholder Loyalty Plan (the “Plan”). To participate in the Plan, existing shareholders must open an account (the “Account”) with the Plan’s administrator, Global Shares. Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, Highland will make a corresponding contribution on such participant’s behalf (the “Gross-up”). The Gross-up is determined by Highland and may be adjusted at any point without notice by Highland prospectively from time to time in accordance with the terms of the Plan. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares and Highland has determined the participant’s Gross-up will be 2%, Highland will make a corresponding contribution of $200, or 2% of the total $10,000, to purchase additional Shares for the participant (the “Gross-up Shares”). In addition, Plan participants will not be required to pay any customary purchase commissions or distribution fees on the purchase of shares under the Plan.

Highland will pay all expenses incident to the purchase of shares under the Plan and for operation of the Plan, including the costs of recordkeeping, accounting fees, legal fees and the costs of delivery of stock certificates, if any, to participants; provided, however, that Highland will not pay any expenses incurred in connection with any sale or transfer of shares credited to a participant’s Account. Expenses incurred in connection with any such sales will be deducted from the proceeds of sale prior to any remittance to the participant.

While the portion of the Trust’s common shares that are acquired through the participant’s contribution will vest immediately, the Gross-up Shares will not vest until the first anniversary of the date that the Gross-up Shares were purchased. Vested shares and Gross-up Shares will be held in the Account with Global Shares’ broker, Maxim Group, LLC (“Maxim”). A participant may not sell or otherwise withdraw, pledge, transfer, assign, hypothecate or dispose of any Gross-up Shares prior to the date on which they become vested Shares. Under the Plan, participants must contribute a minimum of $2,500 for purchases of shares in the initial contribution and each subsequent monthly contribution unless Highland, in its sole discretion, decides to permit contributions for a lesser amount. The maximum monthly contribution limit under the Plan is $1,000,000, which amount may be adjusted from time to time by Highland in its sole discretion.

All dividends received on shares that are purchased under the Plan will be automatically reinvested through the Plan. Shares acquired through the reinvestment of dividends paid to the holder of a vested share will vest immediately. Shares acquired through the reinvestment of dividends paid to the holder of a non-vested Gross-up share will vest on the first anniversary of the reinvest date. In addition, for dividends paid to holders of vested shares, Highland will provide a Gross-up on the amount of such reinvested dividends.

Maxim maintains all shareholders’ accounts in the Plan and, upon request, furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by Maxim on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. Maxim will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, Global Shares and Maxim will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Highland reserves the right to amend or terminate the Plan. To help align the interests of Highland’s employees with the interests of the Trust’s shareholders, Highland also offers the Plan to its employees.

Participants in the Plan should be aware that their receipt of Gross-up Shares under the Plan constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Plan accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Plan are subject to U.S. federal, state or local taxes, the Trust, any participating affiliate of the Trust or the agent for the Plan may satisfy its tax withholding obligation by (1) withholding shares allocated to the participant’s account or (2) deducting cash from the participant’s account. Plan participants should consult their tax advisers regarding the tax consequences to them of participating in the Plan.

The Plan may create an incentive for shareholders to invest additional amounts in the Trust. Because the Adviser’s management fee is based on a percentage of the assets of the Trust, the Plan will result in increased net revenues to Highland if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Plan.

Description of Capital Structure

The following is a brief description of the terms of the Trust’s common shares, preferred shares and subscription rights. This description does not purport to be complete and is qualified by reference to the Trust’s governing documents. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”). This Prospectus will contain the material terms and conditions for each security.

Any of the securities described herein may be issued separately or as part of a unit consisting of two or more securities (for example, common shares and rights), which may or may not be separable from one another. If such units are publicly offered, they and their underlying securities will be registered under the Securities Act prior to completion of the offering.

COMMON SHARES

The Trust is a non-diversified, closed-end management investment company that was organized as a Massachusetts business trust on June 28, 2017 pursuant to a Declaration of Trust dated June 28, 2017. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed such shareholders and/or by reducing the number of common shares owned by such shareholder. The Trust currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.

The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

The Trust has no present intention of offering any additional shares other than the securities offered pursuant to this Prospectus and common shares issued under the Trust’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which generally provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust’s common shareholders.

Any additional offerings of common shares would result in current shareholders owning a smaller proportionate interest in the Trust than they owned prior to such offering to the extent that shareholders do not purchase sufficient shares in such offering to maintain their percentage interest. The Trust’s net asset value would be reduced immediately following an offering of the shares due to the costs of such offering, which will be borne entirely by the Trust. The sale of shares by the Trust (or the perception that such sales may occur) may have an adverse effect on prices of shares in the secondary market. An increase in the number of shares available may put downward pressure on the market price for shares. If the Trust were unable to invest the proceeds of an additional offering of shares as intended, the Trust’s per share distribution may decrease and the Trust may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

The Trust’s common shares are listed on the NYSE under the symbol HFRO. Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the common shares may not trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under “Repurchase of Common Shares.”

The following table provides information about the Trust’s outstanding shares as of May 31, 2019. The Trust does not currently hold any of its shares for its own account.

Title of Class	(1) Amount Authorized	(2) Amount Outstanding	(3) Amount Held by the Trust or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Common Shares	Unlimited	71,908,209	—	71,908,209

The Board has the power to cause each holder of common or preferred shares of the Trust to pay directly, in advance or arrears, for charges of distribution, of the custodian or transfer, shareholder servicing or similar agent, a pro rata amount as determined from time to time by the Board, by setting off such charges due from such shareholder from declared but unpaid dividends or distributions owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. In the event the Trustees determine to cause each shareholder to pay certain expenses directly by setting off such expenses due from a shareholder from dividends payable to such shareholder, the shareholder generally will be deemed to receive, and incur U.S. federal income taxes on, the full amount of the distribution paid to such shareholder, prior to its reduction by the expenses allocated to the shareholder. Alternatively, to the extent the Trustees determine to cause each shareholder to pay certain expenses directly by reducing the number of shares in the shareholder’s account by the amount of the expenses allocated to the shareholder, such reduction in shares generally will constitute a redemption for U.S. federal income tax purposes, giving rise to capital gain or loss on the shares redeemed. See “Tax Matters” below for more information about the tax treatment of distributions and redemptions from the Trust.

For information concerning the U.S. federal income tax consequences of an investment in common shares of the Trust, See “Tax Matters” below and “Tax Matters” in the Statement of Additional Information.

PREFERRED SHARES

The Trust’s Agreement and Declaration of Trust provides that the Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the Trust will not be permitted to declare any distributions from the Trust unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.

Currently, an unlimited number of the Trust’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Trust’s common shares. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Trust’s Agreement and Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below. In connection with the offering of any preferred shares, the related Prospectus Supplement will disclose the terms of the preferred shares.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Trust.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Trust at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust’s ability to take any such actions may be impeded to the extent that are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this Prospectus Supplement and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares that materially and adversely affect such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the preferred shares are expected to provide that (i) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Trust may tender for or purchase preferred shares, and (iii) the Trust may subsequently resell any shares so tendered for or purchased.

Any redemption or purchase of preferred shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

The discussion above describes the possible offering of preferred shares by the Trust. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust’s Agreement and Declaration of Trust. The Board, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.

SUBSCRIPTION RIGHTS

General

We may issue subscription rights to holders of our common and/or preferred shares to purchase common and/or fixed rate preferred shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders, as applicable, as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•	the period of time the offering would remain open;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights issued to each shareholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common shares at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the Prospectus Supplement relating to the subscription rights offered thereby. Under the 1940 Act, we may generally only offer subscription rights that expire not later than 120 days after their issuance and are issued exclusively and ratably to a class or classes of our security holders. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we will forward, as soon as practicable, the common shares purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement. The Trust’s common shareholders will indirectly bear all of the expenses of any subscription rights offerings, regardless of whether the Trust’s common shareholders exercise any subscription rights.

Dilutive Effect

The Trust may effectuate one or more rights offerings, as part of which the Trust will issue subscription rights. In any such event, shareholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this Prospectus, own a smaller proportional interest in the Trust than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering. These shareholders will also experience a disproportionately greater decrease in their participation in the Trust’s earnings and assets and their voting power than the increase the Trust will experience in its assets, potential earning power and voting interests due to such offering. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current shareholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

In addition, if the subscription price in any such offering is less than the net asset value per share of our common shares, then shareholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Any dilution could be substantial and may be compounded by any subsequent rights offering the Trust may undertake.

U.S. Federal Income Tax Consequences of an Issuance of Subscription Rights to Common Shareholders

The following is a summary of the material U.S. federal income tax consequences of an issuance of subscription rights to our common shareholders pursuant to this Prospectus (for purposes of this section, each such issuance is referred to as an “offer” and each subscription right, a “right”), under the provisions of the Code, U.S. Treasury regulations promulgated under the Code (“Treasury regulations”), and other applicable authority in effect as of the date of the Prospectus that are generally applicable to common shareholders and other holders of rights to purchase common shares who are “United States persons” within the meaning of the Code. This summary does not address any state, local, foreign or other tax consequences. These authorities may be changed, possibly with retroactive effect, or become subject to new legislative, administrative, or judicial interpretation. Common shareholders or other holders of rights should consult their tax advisors regarding the tax consequences, including U.S. federal, state, or local, or foreign or other tax consequences, relevant to their particular circumstances. This summary assumes that the rights are issued separately by the Trust and not as part of a unit consisting of two or more securities.

The Trust believes that the value of any right issued pursuant to an offer will not be includible in the income of a common shareholder at the time the right is issued, and the Trust will not report to the IRS that a common shareholder has income as a result of the issuance of the right; however, depending on the specific terms of the offer, there may be no guidance directly on point concerning certain aspects of the taxation of the offer. The remainder of this discussion assumes that the receipt of the rights by common shareholders will not be a taxable event for U.S. federal income tax purposes.

The basis of a right issued to a common shareholder will be zero, and the basis of the common share(s) with respect to which the right was issued (the “Old Share(s)”) will remain unchanged, except that the shareholder must allocate its basis in the Old Share(s) between the Old Shares and the right in proportion to their respective fair market values on the date of distribution of the right if (i) either (a) the fair market value of the right on the date of distribution is at least 15% of the fair market value of the Old Share(s) on that date, or (b) the shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the right a portion of the basis of the Old Share(s), and (ii) the right does not expire unexercised in the hands of the shareholder (i.e., the shareholder either exercises or sells the right following its issuance). In compliance with Treasury regulations, the Trust will report to the common shareholders and to the IRS within 45 days of the distribution of the rights (or, if earlier, January 15 of the year following the calendar year of the distribution), either by mail or on the Trust’s website, the effect, if any, of the offer on the common shareholders’ basis in their Old Shares. Any determination the Trust makes with respect to the value of the rights in connection with this reporting requirement will not be binding on the IRS. Shareholders should consult with their tax advisers to determine the proper allocation, if any, of tax basis between rights and Old Shares, including whether the election described above would be appropriate for their situation.

No loss will be recognized by a common shareholder if a right distributed to such shareholder expires unexercised in the hands of such shareholder.

The basis of a right purchased in the market generally will be its purchase price. If a right that has been purchased in the market expires unexercised, the holder will recognize a loss equal to the basis of the right.

Any gain or loss on the sale of a right or, in the case of rights purchased in the market, any loss from a right that expires unexercised, will be a capital gain or loss if the right is held as a capital asset (which, in the case of rights issued to common shareholders, will normally depend on whether the Old Shares are held as capital assets), and will be a long-term capital gain or loss if the holding period of the right exceeds (or is deemed to exceed) one year. The deductibility of capital losses is subject to limitation. The holding period of a right issued to a common shareholder will include the holding period of the Old Share(s).

No gain or loss will be recognized by a holder upon the exercise of a right, and the basis of any common share acquired upon exercise (the “New Share”) will equal the sum of the basis, if any, of the right and the subscription price for the New Share. When a holder exercises a right, the holder’s holding period in the New Share(s) does not include the time during which the holder held the unexercised right; the holding period of the New Share(s) will begin no later than the date following the date of exercise of the right.

Employee retirement plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an individual retirement account (“IRA”) is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

For more information relating to the U.S. federal income tax consequences of an investment in the Trust, see “Tax Matters” below and “Tax Matters” in the Statement of Additional Information.

EMPLOYEE PLAN CONSIDERATIONS

The Trust may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) such as corporate pension plans (“ERISA Plans”); plans and accounts subject to Section 4975 of the Code, such as IRAs and Keogh plans (“Tax-Qualified Plans”); and entities the underlying assets of which include “plan assets” subject to ERISA or Section 4975 of the Code (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). Benefit Plans Investors and their fiduciaries should consider, among other things, the matters described below.

A “fiduciary” for purposes of ERISA with respect to an ERISA plan must discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. In determining whether a particular investment is appropriate, a fiduciary should give appropriate consideration to those facts and circumstances that, given the scope of the fiduciary’s investment duties, the fiduciary knows or should know are relevant to an investment in the Trust, including the role the investment in the Trust plays in the portion of the ERISA Plan’s investment portfolio with respect to which the fiduciary has investment duties. Because the Trust is a registered investment company under the Investment Company Act, it is anticipated that the Trust’s assets will not be deemed “plan assets” for purposes of ERISA or the Code.

Additional contributions of cash to an ERISA Plan or a Tax-Qualified Plan (other than rollover contributions or trustee-to-trustee transfers from other plans) in order to exercise rights would be treated as contributions to such plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. Additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if rights are sold or transferred by a plan.

Plans also should be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on UBTI under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used also is treated as distributed to the IRA depositor.

ERISA’s fiduciary responsibility requirements, and the ERISA and Code prohibited transaction rules that affect the exercise or transfer of rights. Due to the complexity of these rules and the penalties for noncompliance, Benefit Plan Investors should consult with their counsel and other advisers regarding an investment in the Trust and the consequences of their exercise or transfer of rights under ERISA and the Code.

Market and Net Asset Value Information

The Trust’s common shares are listed on the NYSE under the symbol HFRO. The Trust’s common shares commenced trading on the NYSE in November 2017. In the trading history of the Trust’s common shares, the Trust’s common shares have traded at both a premium and a discount to net asset value. The Trust cannot predict whether its shares will trade in the future at a premium or discount to net asset value. Issuance of additional common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Trust’s common shares on the NYSE, the corresponding net asset value per share on such dates and the corresponding premium/discount to net asset value per share on such dates. See “Net Asset Value” for information as to how the Trust’s net asset value is determined.

	Market Price		Net Asset Value per Share		Premium/ (Discount) as a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low
3rd Quarter 2017	$15.07	$14.97	$15.05	$14.95	0.13%	0.00%
4th Quarter 2017	$15.65	$15.01	$15.17	$14.94	4.40%	-0.07%
1st Quarter 2018	$16.24	$15.30	$15.30	$15.11	6.85%	0.59%
2nd Quarter 2018	$16.12	$15.58	$15.27	$15.05	7.04%	2.83%
3rd Quarter 2018	$16.00	$15.42	$15.23	$15.07	5.54%	1.65%
4th Quarter 2018	$15.54	$12.20	$15.20	$14.41	2.37%	-15.40%
1st Quarter 2019	$14.10	$12.95	$14.68	$14.39	-2.35%	-10.19%

The Trust’s net asset value per common share at the close of business on May 31, 2019 was $14.60, and the last reported sale price of a common share on the NYSE on that day was $13.33, a discount to net asset value of 8.70%.

Anti-Takeover Provisions in the Agreement and Declaration of Trust

The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

In addition, the Trust’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Trust.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

For the purposes of calculating “a majority of the outstanding voting securities” under the Trust’s Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the 1940 Act or the Trust’s Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Agreement and Declaration of Trust also provides that the Trust may be liquidated upon the approval of 80% of the trustees.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Trust’s Agreement and Declaration of Trust, on file with the Commission, for the full text of these provisions, the material terms of which are summarized in this Prospectus.

Closed-End Fund Structure

The Trust is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value” (less a redemption fee, if applicable, or contingent deferred sales charge, if applicable). Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions, nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

Repurchase of Common Shares; Discount

Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust’s common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust’s common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust’s net asset value, general market and economic conditions and other factors beyond the control of the Trust. See “Net Asset Value.” Although the Trust’s common shareholders will not have the right to redeem their common shares, the

Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

The amount and timing of the repurchases will be at the discretion of the Trust’s investment adviser, subject to market conditions and investment considerations. There is no assurance that the Trust will purchase shares at any particular discount levels or in any particular amounts. Any repurchases made under the Repurchase Program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements regarding volume, timing and other limitations under federal securities laws. The Repurchase Program seeks to enhance shareholder value by purchasing shares trading at a discount from their net asset value per share.

Notwithstanding the foregoing, at any time when there are outstanding borrowings, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid, and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust’s common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust’s expense ratio and decreasing the asset coverage with respect to any borrowings. Any share repurchases or tender offers will be made in accordance with requirements of the Exchange Act, the 1940 Act, and the principal stock exchange on which the common shares are traded. See the Trust’s Statement of Additional Information for a discussion of the U.S. federal income tax implications of a repurchase or tender offer by the Trust.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

Tax Matters

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to an investment in the Trust. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Trust and its shareholders, or to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders, such as foreign persons, that may qualify for special treatment under U.S. federal income tax laws. The discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you in light of your particular circumstances. For more information, including for a summary of certain tax consequences to foreign investors of investing in the Trust, please see “Income Tax Considerations” in the SAI.

Taxation of the Trust

The Trust has elected to be treated and intends to qualify annually for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Code, including by complying with the applicable qualifying income and diversification requirements. If the Trust so qualifies and satisfies certain distribution requirements, the Trust generally will not be subject to U.S. federal income tax on income and gains that the Trust distributes to its shareholders in a timely manner in the form of dividends, including capital gain dividends (as defined below). As described in “Dividends and Other Distributions” above, the Trust intends to distribute at least annually all or substantially all of its net investment income and net realized capital gains. The Trust will be subject to the Trust-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Trust level. To avoid the tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of the Trust’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year the Trust were not to qualify as a RIC, and were ineligible to or otherwise did not cure such failure, all of its taxable income and gain would be subject to the Trust-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Trust’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Trust also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The tax rules applicable to certain derivative instruments in which the Trust may invest are uncertain under current law, including the provisions applicable to RICs under Subchapter M of the Code. For instance, the timing and character of income or gains arising from certain derivatives can be uncertain, including for Subchapter M purposes. Accordingly, while the Trust intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect the Trust’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid Trust-level taxes.

Certain of the Trust’s investment practices, including entering into futures, options and other derivative transactions, short sales, and its hedging activities, generally, as well as the Trust’s investments in certain types of securities, including certain preferred stock, debt obligations issued or purchased at a discount and foreign debt securities may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Trust to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Trust’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Trust shareholders. In particular, a substantial portion of the Trust’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Trust to recognize income in respect of these investments before, or without receiving, cash representing such income. The Trust intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent the Trust’s disqualification as a RIC, or avoid incurring Trust-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as whether and to what extent the Trust should recognize market discount on a distressed debt obligation, when the Trust may cease to accrue interest, original issue discount or market discount, when and to what extent the Trust may take deductions for bad debts or worthless securities and how the Trust should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Trust as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Trust-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by the Trust when the Trust invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount or character of distributions made by the Trust. Interest and other income, as well as gain or proceeds received by the Trust from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains or other income or proceeds. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign withholding and other taxes paid by the Trust will reduce the return from the Trust’s investments. Under some circumstances, the Trust may be eligible to make a special election that generally will require you to include in income your share of any foreign income taxes paid by the Trust or by certain underlying investment companies in which the Trust invests. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that the Trust will make this special election for a taxable year even if it is eligible to do so.

Dividends paid to you by the Trust from net capital gain realized by the Trust (that is, the excess of any net long-term capital gain over net short-term capital loss, in each case with reference to any loss carryforwards) that the Trust reports as capital gain dividends (“capital gain dividends”) generally are treated as long-term capital gain includible in net capital gain and taxable to individuals at reduced rates, regardless of how long you have held your shares. Distributions of investment income reported by the Trust as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided holding periods and other requirements are met at both the shareholder and Trust level. All other dividends paid to you by the Trust (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. The Trust generally does not expect a significant portion of its distributions to qualify as qualified dividend income. A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Trust, including any capital gain dividends, and net gains recognized on the taxable sale, redemption or exchange of shares of the Trust. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Trust.

To the extent that the amount of the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits for a taxable year, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing the amount of gain or reducing the amount of loss on a subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain. Any such capital gain will be long-term capital gain includible in net capital gain if you have held the applicable Trust shares for more than one year.

Dividends and other taxable distributions are taxable to you as described herein, whether you receive them in cash or reinvest them in additional shares. Dividends and other distributions paid by the Trust generally are treated as received by you at the time the dividend or distribution is made. If, however, the Trust pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as having been paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming dividend or other distribution. If you purchase shares just prior to a dividend, you may receive a distribution that is taxable to you even though it represents in part a return of your invested capital.

The Trust (or your broker or other financial intermediary through which you own your shares) will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Trust. Dividends and other distributions may also be subject to state, local and other taxes.

In addition, any loss realized upon a taxable sale or exchange of Trust shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

The Trust (or, if Trust shares are purchased through a Financial Advisor, a Financial Advisor) may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends and distributions payable to you if: (i) you fail to provide the Trust (or Financial Advisor) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Trust (or Financial Advisor) has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

REIT Tax Considerations

Requirements for Qualification as a REIT

To qualify for the beneficial tax regime applicable to REITs, the REIT Subsidiary must meet and continue to meet the requirements described below relating to organization, sources of income, nature of assets and distributions of income to its stockholders.

Organizational Requirements

The Code defines a REIT as a domestic corporation, trust or association:

(1)	which is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

(4)	which is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)

not more than 50.0% in value of the outstanding stock of which is owned, directly or indirectly applying various attribution rules, by or for five or fewer individuals (as defined in the Code to include for these purposes certain entities) (the “Not Closely Held Test”);

(7)

which makes an election to be a REIT (or has made such election for a previous taxable year which has not been revoked or terminated) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

(8)	which uses the calendar year as its taxable year; and

(9)	which meets certain other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) through (4), inclusive, must be met during the entire taxable year, that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months, and that condition (6) must be met during the last half of each taxable year. For purposes of condition (6), the beneficiaries of a pension or profit-sharing trust described in Section 401(a) of the Code, and not the pension or profit-sharing trust itself, are treated as REIT stockholders. Conditions (5) and (6) do not apply to a REIT until the second calendar year in which the REIT qualifies as such. The REIT Subsidiary will be treated as having met condition (6) above for a taxable year if it complied with certain Treasury Regulations for ascertaining the ownership of its stock for such year and if it did not know (or after the exercise of reasonable diligence would not have known) that its stock was sufficiently closely held during such year to cause the REIT Subsidiary to fail condition (6).

The Trust intends to structure and operate the REIT Subsidiary and cause it to conduct its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is complex, and it is possible that the Internal Revenue Service may interpret or apply those requirements in a manner that jeopardizes the ability of the REIT Subsidiary to satisfy all of the requirements for qualification as a REIT or that the REIT Subsidiary may be unable to satisfy all of the applicable requirements.

Distribution Requirements

To obtain the favorable tax treatment afforded to REITs under the Code, among other things, the REIT Subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay a corporate-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (i) the amounts that it actually distributed and (ii) the amounts it retained and upon which it paid income tax at the corporate level.

These requirements could cause the REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT Subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions.

For so long as the REIT Subsidiary qualifies as a REIT, generally, the REIT Subsidiary will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits.

Failure to Qualify as a REIT

If the REIT Subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it will generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status will reduce the REIT Subsidiary’s net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions to stockholders will no longer qualify for the dividends paid deduction, and the REIT Subsidiary will no longer be required to make distributions equal to at least 90% of its taxable income. If the REIT Subsidiary fails to qualify as a REIT, it may be required to borrow funds or liquidate some of its investments in order to have funds with which to pay any resulting entity level tax.

Because of the minimum distribution requirements imposed by the Code, REITs tend be dependent on the acquisition of assets with high positive cash flows. The minimum distribution requirements also tend to limit the degree to which REITs can retain and redeploy capital. These requirements could cause the REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate-related assets, and it is possible that it might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund these distributions. REITs are particularly vulnerable to defaults by their borrowers and there are significant limitations on their ability to realize income from property acquired as a result of foreclosure.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

Custodian and Transfer Agent

The custodian of the assets of the Trust and its wholly-owned subsidiaries is Bank of New York Mellon (240 Greenwich Street, New York, New York 10286). The custodian performs custodial services for the Trust. American Stock Transfer & Trust Company, LLC (6201 15th Avenue, Brooklyn, New York 11219; telephone (718) 921-8200) serves as the Trust’s transfer agent.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Trust’s Adviser and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the Offer and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Adviser. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the common shares of the Trust offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the common shares of the Trust by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, the Prospectus will be amended or supplemented accordingly.

Where You Can Find Additional Information

We have filed with the Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this Prospectus.

We file annual and semi-annual reports, proxy statements and other information with the Commission. You can inspect any materials we file with the Commission, without charge, at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the Commission is available free of charge by contacting us at 300 Crescent Court, Suite 700, Dallas, Texas 75201 or by telephone at 1-877-665-1287. The Commission also maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Commission. The address of the Commission’s web site is www.sec.gov. Unless specifically incorporated into this Prospectus, documents contained on our web site or on the Commission’s web site about us are not incorporated into this Prospectus and should not be considered to be part of this Prospectus.

Legal Proceedings

The Trust and NexPoint Strategic Opportunities Fund, an affiliated fund, are the beneficiaries of a +$360 million judgment against Credit Suisse related to a syndicated real estate transaction fraudulently underwritten by Swiss bank. Credit Suisse is appealing the judgment against it. The two funds also are participants in a similar action against Credit Suisse related to five additional real estate deals in which the funds allege Credit Suisse committed fraud in relation to the underwriting. Case or Docket Number: 05-15-01463-CV. Full Names of Principal Parties: Claymore Holdings, LLC v. Credit Suisse AG, Cayman Islands Branch and Credit Suisse Securities (USA) LLC. The Trust would be entitled to 82% of any net amounts ultimately collected on the judgment against Credit Suisse.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

HIGHLAND INCOME FUND

Common Shares

Preferred Shares

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

PROSPECTUS

July 1, 2019

5,400,000 Shares

THE HIGHLAND INCOME FUND

5.375% Series A Cumulative Preferred Shares

(Liquidation Preference $25.00 per share)

PROSPECTUS SUPPLEMENT

Morgan Stanley

Jefferies

July 29, 2019

Dated July 1, 2019

Highland Income Fund (formerly, Highland Floating Rate Opportunities Fund)

Statement of Additional Information

The Highland Income Fund (the “Trust”), formerly, the Highland Floating Rate Opportunities Fund, is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated July 1, 2019, which is incorporated by reference into this Statement of Additional Information. The common shares of the Trust are listed on the New York Stock Exchange (the “NYSE”) under the symbol HFRO. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common or preferred shares, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling 1-800-357-9167. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s web site www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated July 1, 2019

USE OF PROCEEDS

Unless otherwise specified in a Prospectus Supplement, the Trust will invest the net proceeds of any sales of securities (the “Offering”) in accordance with the Trust’s investment objectives and policies as stated below, or use such proceeds for other general corporate purposes. Assuming current market conditions, the Trust estimates that investment of the net proceeds of the Offering will be substantially complete within one to three months of the completion of the Offering. Pending such investment, it is anticipated that the proceeds of the Offering will be invested in cash and/or short-term debt securities or may pay down a portion of the existing borrowing from the Fund’s $350 million credit facility, which currently bears interest at Libor + 1.35% with a maturity date of February 2, 2020.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following are the fundamental investment restrictions of the Trust, which may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class.

1.

The Trust will invest at least 25% or more of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and investments by the Trust in any such obligations for which the underlying collateral is real estate will count towards compliance with the 25% limitation; and (ii) notwithstanding this limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief;

The Trust may not:

2.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act[1];

3.	Underwrite securities of other issuers, except to the extent that the Trust, in disposing of Trust securities, may be deemed an underwriter within the meaning of the 1933 Act;

4.

Purchase or sell real estate, except that the Trust may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

5.

Purchase or sell commodities or commodity contracts, but this shall not prevent the Trust from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

6.

Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.

For purposes of fundamental investment restriction number 5 above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Trust will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

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Under the 1940 Act, the Trust may not issue senior securities or borrow in excess of 33 1/3% of the Trust’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Trust’s total assets at the time borrowing is made.

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For assets invested in senior loans and loan participations where the Trust does not assume a contractual lending relationship with the borrower, the Trust will treat both the financial intermediary and the ultimate borrower as issuers when applying the Trust’s industry concentration policy.

The Trust may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

Non-Fundamental Investment Restrictions. The Trust is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board without shareholder approval.

The Trust may not:

1.

Acquire securities of investment companies that are not part of the same group of investment companies (“other investment companies”), except as permitted by applicable law (currently under the 1940 Act, in addition to any investments permitted by exemptive relief, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one other investment company, provided that any investment does not result in the Trust owning more than 3% of the voting stock of the acquired investment company at the time such shares are purchased); or

2.	Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law.

In addition, to comply with the federal tax requirements for qualification as a registered investment company, the Trust’s investments must meet certain diversification requirements. See “Tax Matters.”

For purposes of this Statement of Additional Information, a “majority of the outstanding” shares means (a) 67% or more of the Trust’s outstanding voting securities present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (b) more than 50% of its outstanding voting securities, whichever is less.

The percentage limitations applicable to the Trust’s portfolio described in the Prospectus and this Statement of Additional Information apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Trust’s investment objectives, policies and techniques that are described in the Prospectus.

The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options. The Trust seeks to achieve its objective by investing at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate (including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt).

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The principal investment objectives of the Trust are not fundamental and can be changed without the approval of a majority of the outstanding voting shares of beneficial interest of the Trust. Certain investment restrictions are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of the Trust are not fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.

There can be no assurance that the Trust will achieve its investment objective. Investors should not consider the one Trust alone to be a complete investment program. The Trust is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the portfolio managers to make changes in the composition of the Trust in anticipation of changes in economic, business and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of the Trust. The securities, investments, and investment practices used by the Trust all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in the Trust entails special additional risks as a result of its ability to invest a substantial portion of their assets in foreign securities.

Supplemental information concerning certain of the securities and other instruments in which the Trust may invest, the investment policies and strategies that the Trust may utilize and certain risks attendant to those investments, policies and strategies is provided below. The following is a description of investment strategies and risks for the Trust. Unless otherwise indicated, the Trust is permitted to engage in the following investment strategies and techniques. The Trust is not obligated to pursue the following strategies or techniques and does not represent that these strategies or techniques are available now or will be available at any time in the future. The Trust will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

In addition to the principal investments described in the Prospectus, Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”), may also invest some of the Trust’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Trust to make investments quickly and to serve as collateral with respect to certain of their investments. However, if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of the Trust’s assets may be invested in such obligations. The Trust may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). The Trust may also invest up to 100% of its assets (in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Trust may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the 1940 Act.

The Trust is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust is not intended to be a complete investment program.

Financial Futures. The Trust is sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to Commodity Futures Trading Commission (the “CFTC”) Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, the Adviser, with respect to the Trust, is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under CFTC Rule 4.5, the Trust will be limited in its ability to use certain derivative

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instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that the Trust’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Trust. The Adviser’s eligibility to claim the exclusion with respect to the Trust will be based upon the level and scope of the Trust’s investment in commodity interests, the purposes of such investments and the manner in which the Trust holds out its use of commodity interests. For example, CFTC Rule 4.5 requires the Trust with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event the Trust becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to that Trust, the Trust’s expenses may increase.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions the Trust may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Trust does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that in the future the trading decisions of the Adviser may have to be modified and that positions held by the Trust may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Trust.

Fixed-Income and Other Debt Securities

Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Trust will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Trust. The market value of the fixed-income obligations held by the Trust can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by the Trust generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, the Trust’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Trust’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Trust from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Trust’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Trust may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.

The Trust may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

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Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates.

Floating Rate Investments. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Trust’s investment objective to capital preservation does not indicate that the Trust may not lose money. HCMFA seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Adviser will be successful in doing so. In making floating rate investments for the Trust, the Trust’s Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive income, while attempting to minimize losses.

Floating rate loans in which the Trust invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Trust may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Trust may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Trust may invest without limitation in Senior Loans that are not secured by any collateral. When the Trust acts as a Primary Lender, the Trust or the Adviser could be subject to allegations of lender liability. Senior Loans in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

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The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Trust.

In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Trust to purchase and may also have the effect of limiting the ability of the Trust to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Trust may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Trust may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Trust experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Trust and increasing the exposure of the Trust to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by the Trust, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Trust, but the Adviser will consider this event in its determination of whether the Trust should continue to hold the securities.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for the Trust, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Trust may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Trust.

Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for the Trust investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent the Trust should recognize market discount on a debt obligation, when the Trust may cease to accrue interest, OID or market discount, when and to what extent the Trust may take deductions for bad debts or worthless securities and how the Trust should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Trust as necessary, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

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A portion of the OID paid or accrued on certain high-yield discount obligations owned by the Trust may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Trust may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Very generally, where the Trust purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Trust makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Trust reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Trust is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Trust to reduce its tax basis by the amount of amortized premium.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of Trust. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent the Trust invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Trust must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Trust. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the

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mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Trust. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Trust will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Trust’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Trust purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and Other Collateralized Debt Obligations (“CDOs”). The Trust may invest in CBOs, CLOs and other CDOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which the Trust invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Trust as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Trust may invest in CBOs, CLOs or other CDOs that are subordinate to other classes, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Trust invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the Trust’s restrictions on investments in illiquid instruments will apply.

Asset-Backed and Receivable-Backed Securities. The Trust may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the Collateralized Mortgage Obligation or CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objectives and policies of the Trust.

The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Trust purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Trust purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The portfolio manager will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

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Asset-backed securities involve certain risks that are not posed by other types of CMO securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. The Trust accrues income on these investments for tax and accounting purposes, which must be distributed to shareholders in order to avoid taxation. Because no cash is received at the time of accrual, the Trust may be required to liquidate other portfolio securities (including when it is not advantageous to do so) to satisfy the Trust’s distribution obligations (see “Income Tax Considerations” below), in which case the Trust will forego the purchase of additional income producing assets. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable Trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Trust is authorized to assert its rights directly against the issuer of the underlying obligation, the Trust may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Trust may be subject to delays, expenses and risks that are greater than those that would have been involved if the Trust had purchased a direct obligation of the issuer. In addition, if the Trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by the Trust may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the Trust in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Trust to supply additional cash to the borrower on demand at a time when the Trust would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

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Because loans are not ordinarily registered with the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, the Trust may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, the Trust may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Trust may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Trust to do so. Alternatively, the Trust may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Trust may have less information about such issuers than other investors who transact in such assets.

Real Estate Investments

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

The Trust defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

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commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS’) and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;

•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);

•	REOCs;

•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);

•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);

•	real estate exchange traded funds (“ETFs”); and

•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Trust or wholly-owned or managed by an affiliate.

Real Estate Investment Trusts. The Trust may invest in REITs. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Trust may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiary, NFRO REIT Sub, LLC (the “REIT Subsidiary”). With respect to the Trust’s real estate investments, the Adviser seeks to: (i) recognize and allocate capital based upon where the Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Trust will rely on the expertise of the Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s

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equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

REITs are subject to risks similar to those associated with direct ownership of real estate (including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities), as well as additional risks discussed below.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Trust will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Trust. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are often leveraged or invest in properties that are themselves leveraged, exposing them to the risks of leverage generally. Among other things, leverage will generally increase losses during periods of real estate market declines.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The Trust seeks to gain exposure to the real estate markets, in whole or in part, through investing in certain REIT subsidiaries of the Trust. The Trust invests in NFRO REIT Sub, LLC, organized under the laws of Delaware on March 29, 2018 (the “REIT Subsidiary”). The REIT Subsidiary is generally subject to the same investment policies and restrictions of the Trust . The REIT Subsidiary is generally subject to the same investment policies and restrictions of the Trust. As of May 31, 2019, NFRO REIT Sub, LLC accounted for approximately 1.9% of the Trust’s net assets and approximately 1.4% of the Trust’s Managed Assets. The Adviser does not charge an additional fee on assets held in the REIT Subsidiary. The Trust intends to limit its investments in the REIT Subsidiary and related entities to the extent necessary to qualify as a regulated investment company (“RIC”) for tax

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purposes. In general, and subject to certain exceptions not applicable here, a RIC is not permitted to invest, including through corporations in which the RIC owns a 20% or more voting stock interest, more than 25% of its total assets in any one issuer, or in any two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

Equity Securities

The Trust may invest in equity securities including preferred stock, convertible securities, warrants and depository receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Illiquid Securities

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

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Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of Rule 144A securities in the Trust’s portfolio under the oversight of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Trust may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under Rule 144A or under an exemption from such laws. The Board, with advice and information from the Adviser will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, the Trust’s illiquidity could increase and the Trust could be adversely affected.

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Section 4(a)(2) Commercial Paper. The Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board are quite liquid. The Trust will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

Derivatives

The Trust may invest in various instruments that are commonly known as derivatives to any extent deemed by the Adviser to be in the best interest of the Trust, and to the extent permitted by the 1940 Act. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Trust from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses.

In addition, the SEC recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict the Trust’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that the Trust would be unable to implement its investment strategy.

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Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Trust may write (sell) covered call and put options (“covered options”) on stocks, securities, futures contracts, non-physical commodities, indices and foreign currencies in an attempt to increase income. When the Trust writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Trust will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Trust has no control, the Trust must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Trust foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Trust writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Trust at the specified exercise price at any time during the option period. If the option expires unexercised, the Trust will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Trust has no control, the Trust must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Trust, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Trust may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Trust will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Trust may make a “closing sale transaction” which involves liquidating the Trust’s position by selling the option previously purchased. Where the Trust cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Trust writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Trust’s custodian. When the Trust writes a put option, it will “cover” its obligation by earmarking assets at the Trust’s custodian.

The Trust may purchase call and put options on any securities in which it may invest. The Trust would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Trust, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Trust would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The Trust would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Trust, in exchange for the premium paid, to sell a security, which may or may not be held in the Trust’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Trust’s portfolio securities. Put options also may be purchased by the Trust for the purpose of affirmatively benefiting from a decline in the price of securities which the Trust does not own. Upon exercise, the Trust would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

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Options on Securities Indices. The Trust may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.

Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Trust writes a put or call option on a securities index, it will cover the position by earmarking assets with the Trust’s custodian.

Options on Foreign Currencies. The Trust may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Trust may purchase put options on the foreign currency. If the value of the currency does decline, the Trust will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Trust may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Trust derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Trust could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Trust’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Trust will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Forward Currency Contracts. Because, when investing in foreign securities, the Trust buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Trust from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Trust either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by the Trust to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Trust earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Trust’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

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The Trust may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Trust’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Trust than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Trust’s foreign currency denominated portfolio securities and the use of such techniques will subject the Trust to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Trust may not always be able to enter into forward currency contracts at attractive prices and this will limit the Trust’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Trust’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Trust’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Trust’s assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Related Options. To the extent consistent with applicable law, the Trust may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities and inflation indices. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position)

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intended to be protected, the Trust may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Trust may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Trust may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Trust’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Trust will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Trust seeks to close out a futures or option on a futures contract position, and that Trust would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

The Trust that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Trust to purchase the underlying security or other instrument at a set price on a future date, the Trust’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Trust’s portfolio. Futures transactions have the effect of investment leverage to the extent the Trust does not maintain liquid assets equal to the face amount of the contract. If the Trust combines short and long positions, in addition to possible declines in the values of its investment securities, the Trust will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Financial Futures. The Trust is sponsored by the Adviser, which is registered as a “commodity pool operator” and “commodity trading adviser” under the Commodity Exchange Act (“CEA”). However, pursuant to Commodity Futures Trading Commission (the “CFTC”) Rule 4.5, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA; therefore, the Adviser, with respect to the Trust, is not subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under CFTC Rule 4.5, the Trust will be limited in its ability to use certain derivative instruments regulated under the CEA (“commodity interests”), including futures, swaps and options on futures. In the event that the Trust’s investments in commodity interests exceed a certain threshold, the Adviser may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Trust. The Adviser’s eligibility to claim the exclusion with respect to the Trust will be based upon the level and scope of the Trust’s investment in commodity interests, the purposes of such investments and the manner in which the Trust holds out its use of commodity interests. For example, CFTC Rule 4.5 requires the Trust with respect to which the sponsor is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in commodity interests cannot exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of commodity interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. In the event the Trust becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to that Trust, the Trust’s expenses may increase.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may in the future also apply to certain other derivatives positions the Trust may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may in the future be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Trust does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Therefore, it is possible that in the future the trading decisions of the Adviser may have to be modified and that positions held by the Trust may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the performance of the Trust.

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Borrowing and Lending

Borrowing. The Trust may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Trust’s total assets (including the amount borrowed. The Trust may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Trust borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Trust will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Trust may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Trust maintain asset coverage of at least 300% for all such borrowings and 200% of the sum of the amount of preferred shares outstanding. The Trust will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Trust might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is the Trust expense that it would not otherwise incur, the Trust may have less net investment income during periods when its borrowings are substantial. The interest paid by the Trust on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

The Trust currently leverages through borrowings made by HFRO Sub, LLC under the Financing Arrangement with Bank of America Merrill Lynch (“BAML”). As of May 30, 2019, HFRO Sub, LLC had drawn $400 million under the Financing Arrangement and the Trust’s asset coverage ratio was 320%. On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Trust entered into Financing Arrangement with BAML. Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $500 million. In connection with the Financing Arrangement, HFRO Sub, LLC and the Trust have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Facility also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature.

There can be no assurance that any leveraging strategy the Trust employs will be successful during any period in which it is employed. In addition to any indebtedness incurred by the Trust and HFRO Sub, LLC, the REIT Subsidiary may also utilize leverage, including by mortgaging properties held by special purpose vehicles, or by acquiring property with existing debt. Any such borrowings will generally be the sole obligation of each respective special purpose vehicle, without any recourse to any other special purpose vehicle, the REIT Subsidiary, the Trust or its assets, and the Trust will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage unless the financial statements of the special purpose vehicle, or the subsidiary of the Trust that owns such special purpose vehicle, will be consolidated in accordance with Regulation S-X and other accounting rules. If cash flow is insufficient to pay principal and interest on a special purpose vehicle’s borrowings, a default could occur, ultimately resulting in foreclosure of any security instrument securing the debt and a complete loss of the investment, which could result in losses to the REIT Subsidiary and, therefore, to the Trust. To the extent that any subsidiaries of the Trust, including the REIT Subsidiary, directly incur leverage in the form of debt (as opposed to non-recourse borrowings made through special purpose vehicles), the amount of such recourse leverage used by the Trust and such subsidiaries, including the REIT Subsidiary, will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by the Trust.

Securities Loans. The Trust may seek additional income by making secured loans of its portfolio securities through its custodian, Bank of New York Mellon (“BNY Mellon”). Such loans will be in an amount not greater than one-third of the value of the Trust’s total assets. BNY Mellon will charge the Trust fees based on a percentage of the securities lending income. The Trust will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities

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and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Trust a loan premium fee. If the collateral consists of cash, BNY Mellon will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Trust will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Trust if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Trust also may call such loans in order to sell the securities involved.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Trust also bears the risk that the value of investments made with collateral may decline. Although the Trust has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Trust bears the risk of delay in the return of the security, impairing the Trust’s ability to vote on such matters.

Securities lending also exposes the Trust to counterparty risk, as the borrower of the Trust’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Trust will have contractual remedies, but the Trust may be unable to enforce its contractual rights.

The following table is designed to illustrate the effect on the return to a holder of the Trust’s common shares of leverage in the amount of approximately 30% of the Trust’s total assets, assuming hypothetical annual returns of the Trust’s investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder	-15.9%	-8.8%	-1.70%	5.5%	12.6%

OTHER INVESTMENT POLICIES

Other Investments. The Trust may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Swap Agreements. To help enhance the value of their portfolio or manage their exposure to different types of investments, the Trust may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Trust intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Trust’s risk of loss will consist of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Trust by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

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Investments in swaps involve the exchange by the Trust with another party of their respective commitments. Use of swaps subjects the Trust to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Trust’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. Swaps may also be considered illiquid.

The Trust may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Trust may be either the buyer or seller in the transaction. If the Trust is a buyer and no event of default occurs, the Trust loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Trust receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Trust may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Trust may not receive adequate collateral. The Trust generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Trust to incur more losses. If the Trust uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Trust’s use of leverage will magnify the effect of any losses the Trust incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

When-Issued Securities and Forward Commitments. The Trust may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Trust will only enter into a forward commitment with the intention of actually acquiring the security, the Trust may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Trust under a forward commitment are subject

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to market fluctuation, and no interest (or dividends) accrues to the Trust prior to the settlement date. For forward commitments that are cash settled, the Trust will designate or segregate liquid assets in an amount equal to the Trust’s daily marked-to-market value of such commitments.

Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Trust’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Trust will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Trust’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Trust from recovering the collateral or completing the transaction.

Repurchase Agreements. The Trust may enter into repurchase agreements without limitation as part of its investment strategy. A repurchase agreement is a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date. When participating in repurchase agreements, the Trust buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Trust that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Trust to earn a return on available liquid assets at minimal market risk, although the Trust may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Trust may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Trust is unsettled and the Trust’s realization upon the collateral may be delayed or limited. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Trust does business and will monitor their creditworthiness during the period of any repurchase agreement.

Reverse Repurchase Agreements. The Trust may enter into reverse repurchase agreements with respect to securities held by the Trust that could otherwise be sold by the Trust. In a reverse repurchase agreement the Trust sells a security held by the Trust and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Trust at an agreed-upon price on an agreed-upon date. The Trust will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Trust receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by the Trust under a reverse repurchase agreement, the Trust designate or segregate liquid assets in an amount equal to the Trust’s daily marked-to-market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Trust and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”

Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Trust’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them.

Emerging and Developing Markets. The Trust may invest without limitation in emerging market countries. Such investment may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

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Investing in emerging or developing market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Trust’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging and developing market countries; the fact that companies in emerging and developing market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging or developing market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging and developing market countries.

Money Market Instruments. The Trust may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.

Asset Coverage. To assure that the Trust’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Trust will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Trust’s commitment with respect to these instruments or contracts.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Trust may purchase warrants and rights, provided that the Trust presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Trust in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Trust and its transaction costs, and could result in higher taxes for shareholders if Trust shares are held in a taxable account.

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Short Selling. Short selling (also known as shorting or going short) is a strategy in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. When the Trust makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Trust will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss.

The Trust may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). The Trust also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” The Trust’s loss on a short sale could be unlimited in cases where the Trust is unable, for whatever reason, to close out its short position.

Short sales by the Trust that are not made “against-the-box” (that is when the Trust has an offsetting long position in the asset that is selling short) involve unlimited loss potential since the market price of securities sold short may continuously increase. When the Trust engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Trust will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Trust pays in connection with the short sale. Short selling allows the Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Trust may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Trust might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Income Tax Considerations” below for special tax considerations associated with engaging in short sales.

Micro Cap Securities. The Trust may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Trust may not purchase shares of an investment company if (a) such a purchase would cause the Trust to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Trust to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Trust’s total assets would be invested in the aggregate in all investment companies. The Trust may invest in excess of the foregoing limitations in an exchange traded fund (“ETF”) that is not part of the same group of investment companies (e.g., an unaffiliated ETF) if the ETF has obtained exemptive relief from the SEC and both the ETF and the Trust adhere to the conditions in the exemptive relief.

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The Trust may invest in investment companies that are advised by the Adviser or its affiliates, including ETFs, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. These investment companies typically incur fees that are separate from those fees incurred directly by the Trust. The Trust’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Trust expenses.

Privately-Placed Securities. The Trust may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Trust may be required to bear the expenses of registration.

Initial Public Offerings (“IPOs”). The Trust may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When the Trust’s asset base is small, a significant portion of the Trust’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Trust. As the Trust’s assets grow, the effect of the Trust’s investments in IPOs on the Trust’s performance probably will decline, which could reduce the Trust’s performance. Because of the price volatility of IPO shares, the Trust may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Trust and may lead to increased expenses to the Trust, such as commissions and transaction costs. By selling IPO shares, the Trust may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Trust will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Trust to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Trust’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.

Operating Deficits. The expenses of operating the Trust (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Trust’s capital, reducing the Trust’s investments and potential for profitability.

Accuracy of Public Information. The Adviser selects investments for the Trust, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Trust to loss.

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Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Trust to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Trust may be prevented from buying or selling securities of that company.

Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.

Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.

PORTFOLIO TURNOVER

The Trust’s annual portfolio turnover rate may vary greatly from year to year. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. For the six months ended December 31, 2018, the portfolio turnover rate was 27%. For the fiscal year ended June 30, 2018 the portfolio turnover rate was 177% and for the fiscal year ended June 30, 2017 the portfolio turnover rate was 63%. The conversion to a closed-end fund and use of leverage drove an increase in portfolio turnover from the prior year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

MANAGEMENT OF THE TRUST

Trustees

The Board provides broad oversight over the operations and affairs of the Trust and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Trust’s business. The names and birthdates of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address of the Trust, the Adviser and their Board members and officers is 300 Crescent Court, Suite 700, Dallas, Texas 75201, unless otherwise specified below.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve, as well as each Trustee’s name and certain biographical information as reported by them to the Trust. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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In respect of each Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Highland Funds Complex,” as referred to herein consists of: the Trust, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO, and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustees Independent Trustees	Principal Occupations(s) During the Past Five Years and Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Dr. Bob Froehlich (4/28/1953) Trustee since March 2016; 3 year term (expiring at 2020 annual meeting) for the Trust. 23 funds

Retired.

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

John Honis[2] (6/16/1958) Trustee since July 2013; 3 year term (expiring at 2021 annual meeting) for the Trust. 23 funds

President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.

Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

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Name, Date of Birth, Position(s) with the Trust and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustees Independent Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years
Ethan Powell[3] (6/20/1975) Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2022 annual meeting) for the Trust. 23 funds

Trustee of Impact Shares Funds I Trust

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955) Trustee since May 2006 3 year term (expiring at 2022 annual meeting). 23 funds

Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.

Director of Equity Metrix, LLC

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Interested Trustees
Dustin Norris[4] (1/6/1984) Trustee since February 2018; Executive Vice President since April 2019; Nominee for 3 year term expiring at 2021 annual meeting. 23 funds

Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Secretary of HFRO, GAF, HFI and HFII from October 2017 until April 2019; Assistant Secretary of HFRO and GAF II from August 2017 to October 2017; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Assistant Secretary of HFI and HFII from March 2017 to October 2017; Secretary of NHF from December 2015 until April 2019; Assistant Treasurer of NexPoint Real Estate Advisors, L.P. since May 2015; Assistant Treasurer of NexPoint Real Estate Advisors II, L.P. since June 2016; Assistant Treasurer of HFI and HFII from November 2012 to March 2017; Assistant Treasurer of NHF from November 2012 to December 2015; Secretary of the BDC from 2014 until April 2019; and Secretary of the Interval Funds from March 2016 until April 2019.

None

Significant experience in the financial industry; significant managerial and executive experience, including experience as an officer of the Highland Funds Complex since 2012.

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[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

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Since May 1, 2015, Mr. Honis has been treated as an Independent Trustee of the Trust. Prior to that date, Mr. Honis was treated as an Interested Trustee because he was a partner of an investment adviser affiliated with the Adviser until his resignation in November 2014. As of May 31, 2019, Mr. Honis was entitled to receive aggregate severance and/or deferred compensation payments of approximately $390,000 from another affiliate of the Adviser.

In addition, Mr. Honis serves as a trustee of a trust that owns substantially all of the economic interest in an investment adviser affiliated with the Adviser. Mr. Honis indirectly receives an asset-based fee in respect of such interest, which is projected to range from $450,000-$550,000 annually. Additionally, an investment adviser controlled by Mr. Honis has entered into a shared services arrangement with an affiliate of the Adviser, pursuant to which the affiliate provides back office support in exchange for approximately $50,000 per quarter. The affiliated adviser was paid $147,000 and $208,000 in 2017 and 2018, respectively. In light of these relationships between Mr. Honis and affiliates of the Adviser, it is possible that the SEC might in the future determine Mr. Honis to be an interested person of the Trust.

[3]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
[4]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

OFFICERS

Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term Trustee since February 2018	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Financial Officer and Principal Accounting Officer since October 2017; Principal Executive Officer since February 2018; Indefinite Term	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

Clifford Stoops (11/17/1970) Assistant Treasurer since March 2017; Indefinite Term	Chief Accounting Officer at HCM; Assistant Treasurer of the Highland Funds Complex since March 2017.

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Name, Date of Birth, Position(s) held with the Trust and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Lauren Thedford (1/7/1989) Secretary since April 2019; Indefinite Term	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are Independent Trustees. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of whose meetings are chaired by an Independent Trustee.

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee (formerly named the Audit Committee) are Dr. Froehlich and Messrs. Powell and Ward, each of whom is independent for purposes of the 1940 Act. The Audit and Qualified Legal Compliance Committee is responsible for approving the Trust’s independent accountants, reviewing with the Trust’s independent accountants the plans and results of the audit engagement and the adequacy of the Trust’s internal accounting controls, approving professional services provided by the Trust’s independent accountants. The Audit and Qualified Legal Compliance Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code

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of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The Audit and Qualified Legal Compliance Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit and Qualified Legal Compliance Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit and Qualified Legal Compliance Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

The Audit and Qualified Legal Compliance Committee met six times during the fiscal year ended December 31, 2018. Mr. Ward acts as the Chairman of the Audit and Qualified Legal Compliance Committee and as the audit committee financial expert.

The Governance and Compliance Committee. The Trust’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Trust, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Trust’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Trust and HCMFA in connection with any potential or existing litigation or other legal proceeding related to securities held by the Trust and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Honis, Ward and Powell, each of whom is independent for purposes of the 1940 Act. Mr. Powell serves as the Chairman of the Governance and Compliance Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Governance and Compliance Committee was divided into the Governance Committee and the Compliance Committee, each of which met three times during the fiscal year ended December 31, 2018.

The Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich, Messrs. Honis, Norris, Ward, and Powell. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Trust, including Trust payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies.

Dr. Froehlich serves as Chairman of the Distribution and Alternatives Oversight Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Distribution and Alternatives Oversight Committee was divided into the Distribution Oversight Committee and the Alternatives Oversight Committee, each of which met two times during the fiscal year ended December 31, 2018.

The Trust is led by Ethan Powell, who has served as the Chairman of the Board since December 2013. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate

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given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with affiliates of the Adviser enhance the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the Trust’s investment portfolio, the compliance of the Trust with applicable laws, and the Trust’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Trust with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of the Trust to receive reports regarding the management of the Trust, including its investment risks.

Compensation of Trustees

The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Funds Complex for the fiscal year ended December 31, 2018.

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Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Highland Funds Complex
Independent Trustees
Timothy K. Hui[1]	$21,454	$0	$0	$150,000
Bryan A. Ward[2]	$24,254	$0	$0	$160,000
Dr. Bob Froehlich	$21,454	$0	$0	$150,000
John Honis[3]	$21,454	$0	$0	$150,000
Ethan Powell[2,4]	$24,254	$0	$0	$160,000
Interested Trustee
Dustin Norris[5]	N/A	N/A	N/A	N/A

[1]

Effective March 31, 2019, Mr. Hui resigned as an Independent Trustee of the Trust. Mr. Hui’s resignation was related to a reduction in the size of the Board to five members. There were no material conflicts, disagreements or other issues between Mr. Hui, the Board of Trustees or HCMFA.

[2]	Effective December 31, 2018, the Board approved an aggregate compensation increase of $10,000 payable to each of the Chairman of the Audit Committee and the Chairman of the Board.
[3]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.
[4]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
[5]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex.

Share Ownership

Set forth in the table below is the dollar range of shares of the Trust and the aggregate dollar range of shares beneficially owned by each Trustee of the Trust as of March 31, 2019.

Name of Trustee	Dollar Range of Shares of the Trust[1]	Aggregate Dollar Range of Equity Securities[1] Owned in All Registered Investment Companies Overseen by Trustee in the Highland Funds Complex
Independent Trustees
Ethan Powell[2]	$10,001-$50,000	Over $100,000
John Honis[3]	None	None
Dr. Bob Froehlich	$10,001-$50,000	Over $100,000
Bryan A. Ward	None	Over $100,000
Interested Trustee
Dustin Norris[4]	$1-$10,000	Over $100,000

[1]	Based on market value as of March 31, 2019.
[2]	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.
[3]	Effective May 1, 2015, Mr. Honis is treated as an Independent Trustee of the Trust.
[4]	On February 7, 2018, Mr. Norris was appointed as an Interested Trustee of the Trust.

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Proxy Voting Policies and Procedures

The Board has delegated the voting of proxies for Trust securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix B to this Statement of Additional Information. The Trust’s proxy voting record for the most recent 12- month period ended June 30, 2018 is available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the SEC’s web site (http://www.sec.gov).

Codes of Ethics

The Trust and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

Highland Capital Management Fund Advisors, L.P. serves as the Trust’s investment adviser pursuant to the Investment Advisory Agreement with the Trust. HCMFA is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors XVI, Inc., of which Mr. Dondero is the sole stockholder.

Under the Investment Advisory Agreement, HCMFA receives a monthly fee, computed and accrued daily, at the annual rate of 0.65% of the Trust’s Average Daily Managed Assets for the first $1 billion, 0.60% of the Trust’s Average Daily Managed Assets for the next $1 billion and 0.55% of the Trust’s Average Daily Managed Assets over $2 billion.

The table below sets forth the advisory fees paid by the Trust, as well as any fee waivers and/or expense reimbursements, for the past three fiscal years:

	Six Months Ended December 31, 2018	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Gross Advisory Fee	$4,956,766	$7,490,859	$4,897,925
Fee Waiver	$0	$0	$(169,993)[1]
Net Advisory Fee	$4,956,766	$7,490,859	$4,727,932

[1]	HCMFA had contractually agreed to limit the total annual fund operating expenses of the Trust to 0.95% of average daily net assets attributable to any class of the Trust through October 31, 2016.

Administrator/Sub-Administrator

HCMFA provides administration services to the Trust for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of the Trust’s Average Daily Managed Assets. In such capacity, HCMFA generally assists the Trust in all aspects of its administration and operations. As of October 1, 2018, under a separate sub-administration agreement, HCFMA has delegated certain administrative functions to SEI Investments Global Funds Services (“SEI”), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and pays SEI a portion of the fee it receives from the Trust. Under the Sub-Administration Agreement, SEI has agreed to provide fund accounting services; asset data services; fund administration and reporting services; and regulatory administration services, including preparation and filing of various reports with the appropriate regulatory agencies and the SEC for the Trust. Prior to October 1, 2018, under a separate sub-administration agreement, HCFMA had delegated certain administrative functions to State Street, One Lincoln Street, Boston, Massachusetts 02111, and paid State Street a portion of the fee it receives from the Trust. Under the State Street sub-administration agreement, State Street had agreed to provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Trust.

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The table below sets forth the administration fees paid by the Trust, as well as any fee waiver or reimbursement, for the past three fiscal years.

	Six Months Ended December 31, 2018	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017
Gross Administration Fee	$1,585,927	$2,330,569	$1,507,054
Fee Waiver/Reimbursement	$0	$0	$0
Net Administration Fee	$1,585,927	$2,330,569	$1,507,054

INFORMATION REGARDING PORTFOLIO MANAGERS

The following table identifies: (i) the portfolio managers identified in the Prospectus who are primarily responsible for the day-to-day management of the Trust, (ii) the number of registered investment companies, other than the Trust, managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such investment companies, (iii) the number of other pooled investment vehicles managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such pooled investment vehicles, (iv) the number of other accounts managed by each portfolio manager on a day-to-day basis and the corresponding total assets managed in such other accounts, and (v) for each of the foregoing categories, the number of accounts and total assets in the accounts whose fees are based on performance, if any. All information is provided as of March 31, 2019.

As of March 31, 2019, Mark Okada managed the following client accounts:

Type of Account	Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed Subject to Performance-Based Advisory Fee	Total Assets Subject to Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$385.39	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

As of March 31, 2019, Jon Poglitsch managed the following client accounts:

Type of Account	Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed Subject to Performance-Based Advisory Fee	Total Assets Subject to Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$455.04	0	$0
Other Pooled Investment Vehicles:	2	$116.64	2	$116.64
Other Accounts:	1	$416.06	0	$0

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As of March 31, 2019, Jim Dondero managed the following client accounts:

Type of Account	Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed Subject to Performance-Based Advisory Fee	Total Assets Subject to Performance-Based Advisory Fee (millions)
Registered Investment Companies:	11	$1,565.60	1	$100.46
Other Pooled Investment Vehicles:	2	$707.64	2	$707.42
Other Accounts:	0	$0	0	$0

Compensation Structure – HCMFA

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The Trust’s target index is the S&P LSTA Leveraged Loan Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Okada does not receive compensation based upon investment performance of the Trust for which he serves as portfolio manager and instead shares in the profits of HCMFA.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

For information about the Trust’s conflicts of interest policy, please see “Risk Factors—Potential Conflicts of Interest” in the Prospectus.

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Ownership of Securities

The following table sets forth the dollar range of equity securities of the Trust beneficially owned by each portfolio manager. This information is provided as of the fiscal year ended March 31, 2019.

Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager[1]
Mark Okada	$500,001 - $1,000,000
Jon Poglitsch	$10,001 - $50,000
Jim Dondero	Over $1,000,000

[1]

Mr. Poglitsch’s beneficial ownership of these shares includes the value of deferred compensation payments that are determined as if the amount had been invested, as of the date awarded, in shares of the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Broker-Dealers; Order Placement

Subject to the overall review of the Board, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Trust, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in senior loans and Trust investments. Although investment decisions for the Trust are made independently from those of such other accounts, investments of the type the Trust may make also may be made on behalf of such other accounts. When the Trust and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Trust. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Trust and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

In placing orders for the Trust’s portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Trust’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other

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transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Trust will not necessarily be paying the lowest commission or spread available. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms participating in a distribution of the Trust’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

The Adviser seeks to obtain “best execution” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Trust. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

Affiliated Brokers; Regular Broker-Dealers

The Adviser is currently affiliated with NexBank Securities, Inc. (“NexBank”), a Financial Industry Regulatory Authority (“FINRA”) member broker-dealer that is indirectly controlled by the principals of the Adviser. Absent an exemption from the SEC or other regulatory relief, the Trust is generally precluded from effecting certain principal transactions with affiliated brokers. The Trust may utilize affiliated brokers for agency transactions subject to compliance with policies and procedures adopted pursuant to Rule 17e-1 under the 1940 Act. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.

During the six months ended December 31, 2018, and the fiscal years ended June 30, 2018, and June 30, 2017, the Trust paid brokerage commissions of $42,520, $103,395, and $3,700, respectively, of which $0 was paid to NexBank.

There were no payments made to other brokers by the Trust during the fiscal year ended December 31, 2018 that were directed at least partially on the basis of research services they provided.

During the fiscal year ended December 31, 2018, the Trust did not acquire any securities of its regular brokers or dealers. At that date, the Trust did not hold any securities of its regular brokers or dealers. For these purposes, regular brokers or dealers are (a) the brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Trust’s portfolio transactions during the Trust’s most recent fiscal year, (b) the brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Trust during the Trust’s most recent fiscal year, or (c) the brokers or dealers that sold the largest dollar amount of securities of the Trust during the Trust’s most recent fiscal year.

Expedited Settlement Agreement

The Trust has entered into an Expedited Settlement Agreement with two major dealers in the floating rate loan market, pursuant to which the Trust has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Agreements”).

These Agreements are is designed to reduce settlement times from the standard seven days to three days for eligible loans. While the Agreements are intended to provide the Trust with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Agreements or other methods for expediting settlements will provide the Trust with sufficient liquidity in the event of abnormally large redemptions.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of as of May 31, 2019, there were no owners of preferred shares of the Trust.

As of May 31, 2019, the Trustees and officers beneficially owned less than 1% of the Trust’s outstanding shares of common stock.

As of May 31, 2019, the Trust was not aware of any entities or persons to own of record or beneficially 25% or more of the outstanding shares of the Trust’s common stock.

As of May 31, 2019, the only persons known by the Trust to own of record or beneficially 5% or more of any class of the outstanding shares of the Trust were as follows:

Name and Address of Beneficial Owner of Common Shares	Amount and Nature of Beneficial Ownership*	Percentage of Class
Morgan Stanley Smith Barney LLC P.O. Box 703 New York, NY 10014	13,759,082 shares	19.44%
National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Boulevard Attn: Mutual Fund Dept., 4th Floor Jersey City, NJ 07310	9,318,546 shares	13.16%
Wells Fargo Clearing Services LLC P.O. Box 5268 Sioux Falls, SD 57117	7,454,363 shares	10.53%
Pershing LLC 1 Pershing Plaza, 7th Floor Jersey City, NJ 07399	5,043,870 shares	7.13%

*	Each owner owned shares as a nominee

REPURCHASE OF COMMON SHARES

The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by performance and expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when there are outstanding borrowings, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Trust’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

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Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust’s eligibility for treatment as a RIC under the Code (which could cause the Trust’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust), or as a registered closed-end investment company under the 1940 Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust’s shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust’s portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust’s shares should trade at a discount, the Board may determine that, in the interest of the Trust and its shareholders, no action should be taken.

If the Board determines to repurchase common shares in a private transaction or to make a tender offer for the common shares, the terms of any such offer may require a selling or tendering (as applicable) shareholder to sell or tender (and thus effectively sell) all of his or her or its common shares held, or considered to be held under certain attribution rules of the Code, by such shareholder. Shareholders who sell (in a private repurchase transaction) or successfully tender and effectively sell (pursuant to a tender offer) to the Trust all common shares held or considered to be held by them generally will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder sells or tenders and effectively sells, as applicable, fewer than all of his or her common shares, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless such distribution is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to a capital gain or loss, but rather is treated as a dividend to the extent supported by the Trust’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in Trust shares, and thereafter as capital gain. Where a redeeming shareholder is treated as receiving a dividend, there is a risk that remaining shareholders whose

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percentage share interests in the Trust increase as a result of such sale or tender by the other shareholder will be treated as having received a taxable distribution from the Trust. The extent of such risk will vary depending upon the particular circumstances of the private repurchase or tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the Trust; if isolated, any such risk is likely remote. If, instead, the Board determines to repurchase common shares on the open market, a selling shareholder may also be treated as having received a taxable dividend upon the sale, even though a selling shareholder would have no specific knowledge that he or she or it is selling shares to the Trust. In that event, there is generally a risk that remaining shareholders whose percentage share interests in the Trust increase as a result of any such open-market sales will be treated as having received a taxable distribution from the Trust.

To the extent the Trust recognizes net gains on the liquidation of portfolio securities to meet any such repurchase or tender, the Trust will be required to make additional distributions to its common shareholders.

ERISA MATTERS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and persons who are fiduciaries with respect to an individual retirement account or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (collectively, “Benefit Plan Investors”) should consider, among other things, the matters described below before determining whether to invest in the Trust.

ERISA imposes certain responsibilities on persons who are fiduciaries with respect to an ERISA plan, including prudence, diversification, and an obligation not to engage in a prohibited transaction. Before investing the assets of an ERISA plan in the Trust, a fiduciary should determine whether the investment is consistent with its fiduciary responsibilities. For example, a fiduciary should consider whether an investment in the Trust may be too illiquid or too speculative for a particular ERISA plan, and whether the assets of the ERISA plan would be sufficiently diversified. If a fiduciary with respect to an ERISA Plan breaches its responsibilities, the fiduciary may be held liable for losses incurred by the ERISA plan as a result of the breach.

Because the Trust is registered as an investment company under the Investment Company Act, it is anticipated that the Trust’s assets will not be deemed “plan assets” of the ERISA plans investing in the Trust for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. For this reason, the Investment Adviser should not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan solely as a result of the ERISA plan’s investment in the Trust.

ERISA prohibits (and the Code penalizes) the use of the assets of a Benefit Plan Investor for the benefit of a party in interest and also prohibits (or penalizes) such an investor’s fiduciary from using its position to cause a Benefit Plan Investor to make an investment from which the fiduciary or certain third-parties in which the fiduciary has an interest would receive a fee or other consideration.

Benefit Plan Investors and their fiduciaries should consult with their own counsel and other advisors to determine if participation in the Trust is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Employee benefit plans or similar arrangements which are not subject to ERISA or Section 4975 of the Code may be subject to other rules governing such plans. Fiduciaries of employee benefit plans or similar arrangements which are not subject to ERISA or Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code is, of necessity, general and may be affected by future publication of regulations and rulings.

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TAX MATTERS

The following discussion of U.S. federal income tax consequences of investment in common and preferred shares of the Trust is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this Statement of Additional Information. These authorities may be changed, possibly with retroactive effect, or become subject to new legislative, administrative, or judicial interpretation. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Trust and does not constitute tax advice. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in preferred shares of the Trust. There may be other U.S. federal income tax consequences applicable to particular preferred shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, RICs, dealers in securities, shareholders holding Trust shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Trust shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Trust preferred shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

This summary does not discuss the tax consequences of an investment in subscription rights of the Trust, separately, or as part of a unit consisting of two or more securities. See “Description of Capital Structure—Subscription Rights” in the Prospectus for a discussion of the material U.S. federal income tax consequences of the Trust’s issuance of subscription rights to preferred shareholders.

Taxation of the Trust

The Trust has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Trust must, among other things:

(i)

derive at least 90% of its gross income for each taxable year from: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as described below);

(ii)

diversify its holdings so that, at the end of each quarter of the Trust’s taxable year, (a) at least 50% of the market value of the Trust’s total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Trust’s total assets is invested, including through corporations in which the Trust owns a 20% or more voting stock interest, (x) in the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Trust controls, as determined under applicable Code rules, and that are determined to be engaged in the same business or similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as described below); and

(iii)

distribute to its shareholders with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of any net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions), for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (y) interests in which are traded on an established securities market or readily tradable

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on a secondary market or the substantial equivalent thereof and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. MLPs in which the Trust may invest will generally qualify as qualified publicly traded partnerships. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of meeting the diversification requirement described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular Trust investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Trust’s ability to meet the diversification test in (ii) above.

If the Trust qualifies as a RIC (i.e., satisfies the source of income and diversification requirements described in (i) and (ii) above) and satisfies the annual distribution requirement described in (iii) above, the Trust will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If, for any taxable year, the Trust were to fail to meet the income, diversification or distribution test described above, the Trust could in some cases cure such failure, including by paying a Trust-level tax, paying interest, making additional distributions or disposing of certain assets. If the Trust were ineligible to or otherwise did not cure any such failure for any year, or if the Trust were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Trust would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and might be eligible to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed at individual rates, provided, in both cases, the shareholder met certain holding period and other requirements in respect of the Trust’s shares (as described below). In addition, the Trust might be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Trust intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by the Trust will be subject to a Trust-level tax at regular corporate rates. The Trust may also retain for investment its net capital gain. If the Trust retains any net capital gain, it will be subject to Trust-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Trust makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Trust is not required to, and there can be no assurance the Trust will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If the Trust fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (unless an election is made to use the Trust’s taxable year), plus any such undistributed amounts from the prior year, the Trust will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally (unless an election is made to use the Trust’s taxable year) are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Trust will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Trust reserves the right to pay the excise tax when circumstances warrant.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Trust’s net investment income. Instead, potentially subject to certain limitations, the Trust may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Trust retains or distributes such gains. If the Trust incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the Trust incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Trust is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Trust must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

The Trust’s ability to use net capital losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Trust by a shareholder owning or treated as owning 5% or more of the shares of the Trust (each, an “ownership change”). The Code may similarly limit the Trust’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.

See the Trust’s most recent annual shareholder report for the Trust’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Trust Distributions

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Trust before a shareholder invested in the Trust (and thus were included in the price the shareholder paid for its shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Trust’s Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares through the Trust’s Dividend Reinvestment Plan will be treated as having received a dividend equal to, generally, the fair market value of new preferred shares issued to the shareholder. See “Dividend Reinvestment Plan” in the Trust’s Prospectus for more information.

Dividends and other distributions paid by the Trust are generally treated under the Code as received by shareholders at the time the dividend or distribution is made. However, a dividend paid to shareholders in January of a year generally is deemed to have been paid by the Trust on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Your broker or other intermediary will send you information after the end of each year setting forth the amount and tax status of any dividends or other distributions paid to you by the Trust.

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For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Trust has owned or is treated as having owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Trust will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Trust as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss for the taxable year, in each case determined with reference to loss carryforwards) will generally be taxable to shareholders receiving such distributions as ordinary income. Distributions of investment income reported by the Trust as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Trust level. The Trust does not expect a significant portion of Trust distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by a Trust shareholder to be qualified dividend income, the Trust must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Trust’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Trust or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by the Trust as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed at individual rates, provided the shareholder meets the holding period and other requirements described in the paragraph immediately above with respect to the Trust’s shares.

In general, dividends of net investment income received by corporate shareholders of the Trust will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Trust from domestic corporations for the taxable year. In general, a dividend received by the Trust will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Trust has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Trust is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Trust or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Trust does not expect a significant portion of Trust distributions to be eligible for this corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by the Trust in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Trust on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Trust will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

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The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Trust of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Trust shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Trust.

Return of Capital Distributions

If the Trust makes a distribution to a shareholder in excess of the Trust’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions on the Trust’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Trust’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Trust’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the value of the Trust’s shares below the shareholder’s cost basis in those shares. As described above, the Trust is required to distribute realized income and gains regardless of whether the Trust’s net asset value also reflects unrealized losses.

Tax Implications of Certain Trust Investments

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Trust in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID (as defined below), its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a holder may elect to accrue market discount currently. As of the date of this Statement of Additional Information, the Trust has made this election, and as such, the Trust is required to include currently any accrued market discount on such debt obligations in the Trust’s taxable income (as ordinary income) and thus distribute it over the terms of the obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the applicable debt obligations. The Trust reserves the right to revoke this election at any time pursuant to applicable IRS procedures. The rate at which market discount accrues, and thus is included in the Trust’s income, will depend upon which of the permitted accrual methods the Trust elects.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed by the Trust) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, PIK securities will give rise to income which is required to be distributed and is taxable even though the Trust receives no interest payment in cash on the security during the year in which the income was accrued.

The Trust expects that a substantial portion of the Trust’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Trust may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Trust will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt obligation and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Trust’s income, will depend upon which of the permitted accrual methods the Trust elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring the payment of its distributions, the Trust may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Trust has not yet actually received the cash distribution.

As a result of holding the foregoing kinds of debt obligations or other debt obligations subject to special rules under the Code, the Trust may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest (or dividends in the case of preferred securities) the Trust actually received. Such distributions may be made from, among other things, the cash assets of the Trust or cash generated from the Trust’s liquidation of portfolio securities. The Trust may realize gains or losses from such liquidations. In the event the Trust realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain or ordinary dividend, respectively, than they would in the absence of such transactions.

Investments in distressed debt obligations that are at risk of or in default present special tax issues for the Trust. Tax rules are not entirely clear about issues such as whether and to what extent the Trust should recognize market discount on these debt obligations, when the Trust may cease to accrue interest, OID or market discount, when and to what extent the Trust may take deductions for bad debts or worthless securities and how the Trust should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Trust when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the OID accrued on certain high-yield discount obligations owned by the Trust may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Trust may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.

Any transactions by the Trust in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Trust distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Trust to offset income or gains earned in subsequent years.

Any equity investments by the Trust in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Trust to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Trust shareholders. However, the Trust may elect to avoid the imposition of that tax. For example, the Trust may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Trust will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Trust also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Trust’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Trust to avoid taxation. Making either of these elections therefore may require the Trust to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Trust’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

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Because it is not always possible to identify a foreign corporation as a PFIC, the Trust may incur the tax and interest charges described above in some instances.

Income proceeds and gains received by the Trust from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders generally will not be entitled to separately claim a credit or deduction with respect to foreign taxes incurred by the Trust. This will decrease the Trust’s yield on securities subject to such taxes.

The Trust’s Derivative Transactions, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses recognized by the Trust are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Trust, defer losses, and cause adjustments in the holding periods of the Trust’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Trust has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Trust-level tax.

Certain of the Trust’s Derivative Transactions and investments in foreign currency-denominated instruments, and any of the Trust’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Trust’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Trust could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid a Trust-level tax. In the alternative, if the Trust’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Trust’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

The Trust’s investments in equity securities of REITs may result in the Trust’s receipt of cash in excess of the REIT’s earnings; if the Trust distributes these amounts, these distributions could constitute a return of capital to Trust shareholders for U.S. federal income tax purposes. Dividends received by the Trust from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Trust’s income (if any) (including income allocated to the Trust from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including residual interests in collateralized mortgage obligations) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Trust invests in any such interests, it may not be a suitable investment for certain tax-exempt shareholders (as noted below in “Tax-Exempt Shareholders”).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified

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pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Backup Withholding

Your broker or other intermediary generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the broker or other intermediary with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the broker or other intermediary that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale or Exchange of Trust Shares

The sale or exchange of Trust shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Trust shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Trust shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shareholders may be entitled to offset their Capital Gain Dividends with capital loss from other sources. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

REIT Tax Considerations

Requirements for Qualification as a REIT

To qualify for the beneficial tax regime applicable to REITs, the REIT Subsidiary must meet and continue to meet the requirements described below relating to organization, sources of income, nature of assets and distributions of income to its stockholders.

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Organizational Requirements

The Code defines a REIT as a domestic corporation, trust or association:

(1)	which is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest;

(3)	which would be taxable as a domestic corporation but for Sections 856 through 859 of the Code;

(4)	which is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)

not more than 50.0% in value of the outstanding stock of which is owned, directly or indirectly applying various attribution rules, by or for five or fewer individuals (as defined in the Code to include for these purposes certain entities) (the “Not Closely Held Test”);

(7)

which makes an election to be a REIT (or has made such election for a previous taxable year which has not been revoked or terminated) and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

(8)	which uses the calendar year as its taxable year; and

(9)	which meets certain other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) through (4), inclusive, must be met during the entire taxable year, that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months, and that condition (6) must be met during the last half of each taxable year. For purposes of condition (6), the beneficiaries of a pension or profit-sharing trust described in Section 401(a) of the Code, and not the pension or profit-sharing trust itself, are treated as REIT stockholders. Conditions (5) and (6) do not apply to a REIT until the second calendar year in which the REIT qualifies as such. The REIT Subsidiary will be treated as having met condition (6) above for a taxable year if it complied with certain Treasury Regulations for ascertaining the ownership of its stock for such year and if it did not know (or after the exercise of reasonable diligence would not have known) that its stock was sufficiently closely held during such year to cause the REIT Subsidiary to fail condition (6).

The Trust intends to structure and operate the REIT Subsidiary and cause it to conduct its activities in a manner designed to satisfy all of these requirements. However, the application of such requirements is complex, and it is possible that the Internal Revenue Service may interpret or apply those requirements in a manner that jeopardizes the ability of the REIT Subsidiary to satisfy all of the requirements for qualification as a REIT or that the REIT Subsidiary may be unable to satisfy all of the applicable requirements.

Distribution Requirements

To obtain the favorable tax treatment afforded to REITs under the Code, among other things, the REIT Subsidiary generally will be required each year to distribute to its stockholders at least 90% of its REIT taxable income determined without regard to the dividends-paid deduction and excluding net capital gain. To the extent that it does not distribute all of its net capital gains, or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it will have to pay a corporate-level tax on amounts retained. Furthermore, if it fails to distribute during each calendar year at least the sum of (a) 85% of its ordinary income for that year, (b) 95% of its capital gain net income for that year, and (c) any undistributed taxable income from prior periods, it would have to pay a 4% nondeductible excise tax on the excess of the amounts required to be distributed over the sum of (i) the amounts that it actually distributed and (ii) the amounts it retained and upon which it paid income tax at the corporate level.

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These requirements could cause the REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate assets, and it is possible that the REIT Subsidiary might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund the required distributions.

For so long as the REIT Subsidiary qualifies as a REIT, generally, the REIT Subsidiary will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders from its tax earnings and profits.

Failure to Qualify as a REIT

If the REIT Subsidiary fails to qualify as a REIT for any taxable year and it does not qualify for certain statutory relief provisions, it will be subject to U.S. federal income tax on its taxable income at corporate rates. In addition, it will generally be disqualified from treatment as a REIT for the four taxable years following the year of losing its REIT status. Losing its REIT status will reduce the REIT Subsidiary’s net earnings available for investment or distribution to stockholders because of the additional tax liability. In addition, distributions to stockholders will no longer qualify for the dividends paid deduction, and the REIT Subsidiary will no longer be required to make distributions equal to at least 90% of its taxable income. If the REIT Subsidiary fails to qualify as a REIT, it may be required to borrow funds or liquidate some of its investments in order to have funds with which to pay any resulting entity level tax.

Because of the minimum distribution requirements imposed by the Code, REITs tend be dependent on the acquisition of assets with high positive cash flows. The minimum distribution requirements also tend to limit the degree to which REITs can retain and redeploy capital. These requirements could cause the REIT Subsidiary to distribute amounts that otherwise would be spent on investments in real estate-related assets, and it is possible that it might be required to borrow funds, possibly at unfavorable rates, or sell assets to fund these distributions. REITs are particularly vulnerable to defaults by their borrowers and there are significant limitations on their ability to realize income from property acquired as a result of foreclosure.

Non-U.S. Shareholders

Distributions by the Trust to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders)” properly reported by the Trust as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to U.S. federal income tax withholding.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case, to the extent such distributions are properly reported as such by the Trust in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.

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The Trust is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Trust reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Trust to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Trust unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Trust (as described below).

Foreign shareholders with respect to whom income from the Trust is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Trust at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in additional shares of the Trust and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents of a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if the Trust were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a RIC is a QIE.

If an interest in the Trust were a USRPI, a greater-than-5% foreign shareholder generally would be required to file a U.S. tax return in connection with the sale of its Trust shares, and pay related taxes due on any gain realized on the sale.

If the Trust were a QIE, under a special “look-through” rule, any distributions by the Trust to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Trust from a lower-tier RIC or REIT that the Trust is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Trust would retain their character as gains realized from USRPIs in the hands of the Trust’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Trust.

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Foreign shareholders of the Trust also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Trust shares.

The Trust generally does not expect that it will be a QIE.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Trust.

In order to have qualified for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must have complied with applicable certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should contact their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Trust shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Trust shares through foreign entities should consult their tax advisers.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Tax-Exempt Shareholders

Income of the Trust that would be UBTI if earned directly by a tax exempt entity generally will not constitute UBTI when distributed to tax-exempt shareholders of the Trust. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Trust if shares in the Trust constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if the Trust recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Trust exceeds the Trust’s investment company taxable income (after taking into account deductions for dividends paid by the Trust).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Trust may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Trust.

CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Trust.

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Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Trust could be required to report annually their “financial interest” in the Trust’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisers, and persons investing in the Trust through an intermediary should contact their intermediary to determine the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Trust to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Trust may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. Recently issued proposed regulations would eliminate the application of the withholding tax on gross proceeds from the sale or exchange of shares and certain Capital Gain Dividends that was scheduled to take effect in 2019. If a payment by the Trust is subject to FATCA withholding, the Trust is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased Through Tax Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Trust, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201, serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm audits and reports on the annual financial statements, and performs other professional audit related and tax services when approved to do so by the Audit Committee. Certain information for the years ended June 30, 2018, 2017, and 2016 was audited and reported on by another independent public registered accounting firm. On September 25, 2017, the Trust acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Trust is the successor to the accounting and performance information of the Predecessor Fund.

CUSTODIAN

Bank of New York Mellon (“BNY”), located at240 Greenwich Street, New York, New York 10286, is the custodian for the Trust and for its wholly-owned subsidiaries. BNY is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BNY does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.

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LEGAL COUNSEL

K&L Gates LLP, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, acts as our legal counsel.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby (the “Registration Statement”), has been filed by the Trust with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the securities offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

On September 25, 2017, the Trust acquired the assets of the Predecessor Fund. The Trust is the successor to the accounting and performance information of the Predecessor Fund. The audited financial statements and notes thereto of the Trust’s Annual Report to Shareholders for the fiscal year ended June 30, 2018 are incorporated into this SAI by reference and have been audited and reported on by another independent public registered accounting firm. The Trust’s audited financial statements for the period ended December 31, 2018 have been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are also incorporated in this Statement of Additional Information by reference to the Trust’s Form N-CSR Filed June 7, 2019, and is available upon request. The Trust’s Annual Report is available without charge by calling the Trust at 800-357-9167 or on the SEC’s website at http://www.sec.gov.

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APPENDIX A

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days— including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

i)	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

ii)	Nature of and provisions of the obligation, and the promise we impute;

iii)

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Plus (+) or minus (—)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (—) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

3

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

a. Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

b. Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Dual Ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together, Standard and Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as ”pi” for public information. A qualifier appears as a suffix and is part of the rating.

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Federal deposit insurance limit: ‘L’ qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

Principal: ‘p’ qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Public Information Ratings: ‘pi’ qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary Ratings: ‘prelim’ qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation of legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

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Termination Structures: ‘t’ qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

Contingent upon final documentation: ‘*’ in active qualifier

This symbol that indicated that the ratings was contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

Termination of obligation to tender: ‘c’ inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

U.S. direct government securities: ‘G’ inactive qualifier

The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

Provisional Ratings: ‘pr’ inactive qualifier

The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that the payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

Quantitative Analysis of public information: ‘q’ inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

Extraordinary risks: ‘r’ inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

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Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Global Long-Term Rating Scale Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper medium-grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write- downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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Medium-Term Note Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating and is defined elsewhere in this document.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Global Short-Term Rating Scale:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which Highland Capital Management Fund Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.2 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining

[2]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

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any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and[            .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [            .com] by the Settlement Designee or by sending voting instructions to [            .com] and copying [            .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [            .com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

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Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

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Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.

(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.

(iii)

The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

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Recordkeeping

Following the submission of a proxy vote, the Trust will maintain a report of the vote and all relevant documentation.

The Trust shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.

(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.

(iii)

A copy of each proxy statement that the Company receives regarding Client securities. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.3

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

[3]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

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In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

The Company includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how the Company voted with respect to a Client’s securities. This Policy is, however, subject to change at any time without notice.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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